Exhibit 10.1

THIRD AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
EDUCATION REALTY OPERATING PARTNERSHIP, LP

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

Dated as of February 22, 2018

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List of Exhibits:
Exhibit A - Partner Registry
Exhibit B - Capital Account Maintenance
Exhibit C - Special Allocation Rules
Exhibit D - Notice of Redemption
Exhibit E - Form of DRO Registry
Exhibit F - Notice of Election by Partner to Convert LTIP Units into Class A Units
Exhibit G - Notice of Election by Partnership to Force Conversion of LTIP Units into Class A Units

Exhibit 10.1

THIRD AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
EDUCATION REALTY OPERATING PARTNERSHIP, LP
THIS THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, executed on February 22, 2018 (the “Agreement”), is entered into by and among Education Realty OP GP, Inc., a Delaware corporation, as the General Partner (as hereinafter defined), and the Persons whose names are set forth on the Partner Registry (as hereinafter defined) as Limited Partners, together with any other Persons who become Partners in Education Realty Operating Partnership, LP (the “Partnership”) as provided herein.
WHEREAS, in July 2004, the General Partner formed the Partnership as a limited partnership pursuant to Delaware law by the filing of the Certificate of Limited Partnership with the Delaware Secretary of State;
WHEREAS, the General Partner and the limited partners of the Partnership entered into that certain Amended and Restated Agreement of Limited Partnership of the Partnership dated as of January 30, 2005 (the “Original Agreement”) in connection with the initial public offering of common stock by Education Realty Company, Inc., a Maryland corporation (“Parent”), and on June 11, 2008 entered into that certain First Amendment to Amended and Restated Agreement of Limited Partnership (the “First Amendment” and, collectively, the “First Amended and Restated Agreement”);
WHEREAS, effective as of January 1, 2015, the General Partner and the limited partners entered into that certain Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Second Amended and Restated Agreement”), which superseded the First Amended and Restated Agreement in its entirety; and
WHEREAS, the Partners of the Partnership now wish to further amend and restate the partnership agreement as set forth herein, which shall amend, restate and supersede the Second Amended and Restated Agreement in its entirety.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Second Amended and Restated Agreement in its entirety and agree to continue the Partnership as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, as follows:

Exhibit 10.1

ARTICLE I

DEFINED TERMS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.
“Act” means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.
“Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 and who is shown as a Limited Partner on the Partner Registry.
“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each Fiscal Year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Fiscal Year.
“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Exhibit B.
“Adjustment Event” has the meaning set forth in Section 4.6.A(i).
“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests or (iv) any officer, director, general partner or trustee of such Person or any Person referred to in clauses (i), (ii), and (iii) above. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Aggregate DRO Amount” means the aggregate balances of the DRO Amounts, if any, of all DRO Partners, if any, as determined on the date in question.
“Agreed Value” means (i) in the case of any Contributed Property, the Section 704(c) Value of such property as of the time of its contribution to the Partnership, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when

Exhibit 10.1

contributed as determined under Section 752 of the Code and the Regulations thereunder; and (ii) in the case of any property distributed to a Partner by the Partnership, the Partnership’s Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution.
“Agreement” means this Third Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.
“Assignee” means a Person to whom one or more Partnership Units have been transferred in any manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5.
“Available Cash” means, with respect to any period for which such calculation is being made:
(a)    all cash revenues and funds received by the Partnership from whatever source (excluding the proceeds of any Capital Contribution, unless otherwise determined by the General Partner in its sole and absolute discretion) plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves of the Partnership, which reserves are referred to in clause (b)(iv) below;
(b)    less the sum of the following (except to the extent made with the proceeds of any Capital Contribution):
(i)    all interest, principal and other debt-related payments made during such period by the Partnership,
(ii)    all cash expenditures (including capital expenditures) made by the Partnership during such period,
(iii)    investments in any entity (including loans made thereto) to the extent that such investments are permitted under this Agreement and are not otherwise described in clauses (b)(i) or (ii), and
(iv)    the amount of any increase in reserves established during such period which the General Partner determines is necessary or appropriate in its sole and absolute discretion (including any reserves that may be necessary or appropriate to account for distributions required with respect to Partnership Interests having a preference over other classes of Partnership Interests);
(c)    with any other adjustments as determined by the General Partner, in its sole and absolute discretion.
Notwithstanding the foregoing, after commencement of the dissolution and liquidation of the Partnership, Available Cash shall not include any cash received or reductions in reserves and shall not take into account any disbursements made or reserves established.

Exhibit 10.1

“BBA Rules” means the partnership tax audit rules enacted under the Bipartisan Budget Act of 2015 and all effective Regulations and other guidance issued thereunder or with respect thereto.
“Book-Tax Disparities” means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for U.S. federal income tax purposes as of such date. A Partner’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner’s Capital Account computed as if it had been maintained strictly in accordance with U.S. federal income tax accounting principles.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to close.
“Capital Account” means the Capital Account maintained for a Partner pursuant to     Exhibit B.
“Capital Account Limitation” has the meaning set forth in Section 4.7.B.
“Capital Contribution” means, with respect to any Partner, any cash and the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership.
“Carrying Value” means (i) with respect to a Contributed Property or Adjusted Property, the Section 704(c) Value of such property reduced (but not below zero) by all Depreciation with respect to such Contributed Property or Adjusted Property, as the case may be, charged to the Partners’ Capital Accounts and (ii) with respect to any other Partnership property, the adjusted basis of such property for U.S. federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B, and to reflect changes, additions (including capital improvements thereto) or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.
“Cash Amount” means an amount of cash equal to the Value on the Valuation Date of the Shares Amount.
“Certificate of Limited Partnership” means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.
“Charter” means the charter of the Parent, within the meaning of Section 1-101(f) of the Maryland General Corporation Law.
“Class A” has the meaning set forth in Section 5.1.C.
“Class A Share” has the meaning set forth in Section 5.1.C.

Exhibit 10.1

“Class A Performance LTIP Unit” shall have the meaning set forth in Section 4.8.
“Class A Performance LTIP Unitholder” means a Person who holds Class A Performance LTIP Units as set forth in the Partner Registry, or any Substituted Limited Partner or Additional Limited Partner with respect to such Class A Performance LTIP Units, in such Person’s capacity as a Class A Performance LTIP Unitholder in the Partnership. For the avoidance of doubt, a Class A Performance LTIP Unitholder, and its corresponding Class A Performance LTIP Units, may be subject to one or more Vesting Agreements or other agreements with the Partnership, the Parent or other Persons.
“Class A Performance LTIP Unit Vesting Date” shall have the meaning set forth in Section 4.8C(i)(2).
“Class A Unit” means any Partnership Unit that is not specifically designated by the General Partner as being of another specified class of Partnership Units.
“Class A Unit Distribution” has the meaning set forth in Section 4.6.A.
“Class A Unit Economic Balance” has the meaning set forth in Section 6.1.E.
“Class A Unit Transaction” has the meaning set forth in Section 4.7.F.
“Class B” has the meaning set forth in Section 5.1.C.
“Class B Share” has the meaning set forth in Section 5.1.C.
“Class B Unit” means a Partnership Unit that is specifically designated by the General Partner as being a Class B Unit.
“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.
“Consent” means the consent or approval of a proposed action by a Partner given in accordance with Article XIV.
“Consent of the Outside Limited Partners” means the Consent of Limited Partners (excluding for this purpose (i) any Limited Partner Interests held by the General Partner or the Parent, (ii) any Person of which the General Partner or the Parent directly or indirectly owns or controls more than fifty percent (50%) of the voting interests and (iii) any Person directly or indirectly owning or controlling more than fifty percent (50%) of the outstanding voting interests of the General Partner or the Parent) holding Partnership Interests representing more than fifty percent (50%) of the Percentage Interest of the Class A Units of all Limited Partners which are not excluded pursuant to (i), (ii) and (iii) above.
“Constituent Person” has the meaning set forth in Section 4.7.F.

Exhibit 10.1

“Contributed Property” means each property or other asset contributed to the Partnership, in such form as may be permitted by the Act, but excluding cash contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit B, such property shall no longer constitute a Contributed Property for purposes of Exhibit B, but shall be deemed an Adjusted Property for such purposes.
“Conversion Date” has the meaning set forth in Section 4.7.B.
“Conversion Factor” means 1.0; provided, however, that, if, following the Effective Date, the Parent (i) declares or pays a dividend on its outstanding Shares in Shares or makes a distribution to all holders of its outstanding Shares in Shares and does not make a corresponding distribution on Class A Units in Class A Units, (ii) subdivides its outstanding Shares, or (iii) combines its outstanding Shares into a smaller number of Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time) and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination; and provided further that in the event that an entity other than an Affiliate of the Parent shall become General Partner pursuant to any merger, consolidation or combination of the General Partner or the Parent with or into another entity (the “Successor Entity”), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event giving rise thereto, it being intended that (x) adjustments to the Conversion Factor are to be made to avoid unintended dilution or anti-dilution as a result of transactions in which Shares are issued, redeemed or exchanged without a corresponding issuance, redemption or exchange of Partnership Units and (y) if a Specified Redemption Date shall fall between the record date and the effective date of any event of the type described above, that the Conversion Factor applicable to such redemption shall be adjusted to take into account such event. For the avoidance of doubt, there shall be no adjustment to the Conversion Factor, however, with respect to any transaction for which the number of Partnership Units and Partnership Interests have been adjusted in the Partnership Registry in accordance with Section 4.1A hereof.
“Conversion Notice” has the meaning set forth in Section 4.7.B.
“Conversion Right” has the meaning set forth in Section 4.7.A.
“Convertible Funding Debt” has the meaning set forth in Section 7.5.F.
“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance

Exhibit 10.1

of obligations by such Person, (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof, and (iv) obligations of such Person incurred in connection with entering into a lease which, in accordance with generally accepted accounting principles, should be capitalized.
“Depreciation” means, for each Fiscal Year, an amount equal to the U.S. federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for U.S. federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the U.S. federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the U.S. federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.
“Distribution Period” has the meaning set forth in Section 5.1.C.
“DRO Amount” means the amount specified in the DRO Registry with respect to any DRO Partner, as such DRO Registry may be amended from time to time.
“DRO Partner” means a Partner who has agreed in writing to be a DRO Partner and has agreed and is obligated to make certain contributions, not in excess of such DRO Partner’s DRO Amount, to the Partnership with respect to any deficit balance in such Partner’s Capital Account upon the occurrence of certain events. A DRO Partner who is obligated to make any such contribution only upon liquidation of the Partnership shall be designated in the DRO Registry as a Part I DRO Partner and a DRO Partner who is obligated to make any such contribution to the Partnership either upon liquidation of the Partnership or upon liquidation of such DRO Partner’s Partnership Interest shall be designated in the DRO Registry as a Part II DRO Partner.
“DRO Registry” means the DRO Registry maintained by the General Partner in the books and records of the Partnership containing substantially the same information as would be necessary to complete the Form of DRO Registry attached hereto as Exhibit E.
“Economic Capital Account Balances” has the meaning set forth in Section 6.1.E.
“Effective Date” means February 22, 2018, the date that this Agreement was executed.
“Equity Incentive Plan” means any equity incentive or compensation plan heretofore or hereafter adopted by the Partnership or the Parent, including, without limitation, the Education Realty Trust, Inc. 2004 Incentive Plan, the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan and the Education Realty Trust, Inc. 2017 Omnibus Equity Incentive Plan.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

Exhibit 10.1

“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“First Amendment” has the meaning set forth in the recitals hereto.
“First Amended and Restated Agreement” has the meaning set forth in the recitals hereto.
“Final Adjustment” has the meaning set forth in Section 10.3B(2).
“Fiscal Year” means the fiscal year of the Partnership, which shall be the calendar year as provided in Section 9.2.
“Forced Conversion” has the meaning set forth in Section 4.7.C.
“Forced Conversion Notice” has the meaning set forth in Section 4.7.C.
“Funding Debt” means any Debt incurred for the purpose of providing funds to the Partnership by or on behalf of the Parent or any wholly owned subsidiary of the Parent.
“General Partner” means Education Realty OP GP, Inc., a Delaware corporation, or its successor or permitted assignee, as general partner of the Partnership.
“General Partner Interest” means the Partnership Interest held by the General Partner, which Partnership Interest is an interest as a general partner under the Act. The General Partner will not be required to make a Capital Contribution to the Partnership in exchange for the General Partner Interest. A General Partner Interest may be expressed as a number of Partnership Units.
“General Partner Payment” has the meaning set forth in Section 15.14.
“IRS” means the Internal Revenue Service, which administers the internal revenue laws of the United States.
“Immediate Family” means, with respect to any natural Person, such natural Person’s spouse, parents, descendants, nephews, nieces, brothers, and sisters.
“Incapacity” or “Incapacitated” means, (i) as to any individual who is a Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her Person or estate, (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter, (iii) as to any partnership or limited liability company which is a Partner, the dissolution and commencement of winding up of the partnership or limited liability company, (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate’s entire interest in the Partnership, (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee) or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy,

Exhibit 10.1

insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment or (h) an appointment referred to in clause (g) is not vacated within ninety (90) days after the expiration of any such stay.
“Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner, (B) a Limited Partner or (C) a director or officer of the Partnership, the General Partner or the Parent and (ii) such other Persons (including Affiliates of the General Partner, the Parent, a Limited Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.
“Limited Partner” means any Person named as a Limited Partner in the Partner Registry or any Substituted Limited Partner or Additional Limited Partner, in such Person’s capacity as a holder of Limited Partnership Interests in the Partnership. Unless the context clearly requires otherwise, holders of LTIP Units and Class A Performance LTIP Units shall be considered Limited Partners for purposes of this Agreement.
“Limited Partner Interest” means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Units.
“Liquidating Event” has the meaning set forth in Section 13.1.
“Liquidating Gains” has the meaning set forth in Section 6.1.E.
“Liquidator” has the meaning set forth in Section 13.2.A.
“LTIP Units” means a Partnership Unit which is designated as an LTIP Unit and which has the rights, preferences and other privileges designated in Section 4.6 and elsewhere in this Agreement in respect of holders of LTIP Units. The allocation of LTIP Units among the Partners shall be set forth in the Partner Registry, as it may be amended or restated from time to time. For the avoidance of doubt, all Partnership Units heretofore designated as PIUs under the First Amendment shall be LTIP Units under this Agreement.

Exhibit 10.1

“LTIP Unitholder” means a Person that holds LTIP Units as set forth in the Partner Registry, or any Substituted Limited Partner or Additional Limited Partner with respect to such LTIP Units, in such Person’s capacity as an LTIP Unitholder in the Partnership. For the avoidance of doubt, an LTIP Unitholder, and its corresponding LTIP Units, may be subject to one or more Vesting Agreements or other agreements with the Partnership, the Parent or other Persons.
“LV Safe Harbor” “LV Safe Harbor Election” and “LV Safe Harbor Interest” each has the meaning set forth in Section 10.2.B.
“Net Income” means, for any taxable period, the excess, if any, of the Partnership’s items of income and gain for such taxable period over the Partnership’s items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Exhibit B. If an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Exhibit C, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.
“Net Loss” means, for any taxable period, the excess, if any, of the Partnership’s items of loss and deduction for such taxable period over the Partnership’s items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Exhibit B. If an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Exhibit C, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.
“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase Shares, excluding grants under any Equity Incentive Plan, or (ii) any Debt issued by the Parent that provides any of the rights described in clause (i).
“Nonrecourse Built-in Gain” means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.B of Exhibit C if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.
“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).
“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).
“Notice of Redemption” means a Notice of Redemption substantially in the form of Exhibit D.
“Operating Entity” has the meaning set forth in Section 7.4.F.

Exhibit 10.1

“Organizational Limited Partner” has the meaning set forth in the recitals hereto.
“Original Agreement” has the meaning set forth in the recitals hereto.
“Parent” has the meaning set forth in the recitals hereto.
“Parent Adjustment Event” has the meaning set forth in Section 4.1.A.
“Partner” means the General Partner, a Limited Partner, an LTIP Unitholder or a Class A Performance LTIP Unitholder, and “Partners” means one or more of the foregoing, as the context requires.
“Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).
“Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).
“Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).
“Partner Registry” means the Partner Registry maintained by the General Partner in the books and records of the Partnership, which contains substantially the same information as would be necessary to complete the form of the Partner Registry attached hereto as Exhibit A.
“Partnership” has the meaning set forth in the recitals hereto.
“Partnership Interest” means a Limited Partner Interest, a General Partner Interest, LTIP Units or Class A Performance LTIP Units, and includes any and all benefits to which the holder of such a partnership interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.
“Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).
“Partnership Record Date” means the record date established by the General Partner either (i) for the distribution of Available Cash pursuant to Section 5.1, which record date shall be the same as the record date established by the Parent for a distribution to its stockholders of some or all of its portion of such distribution, or (ii) if applicable, for determining the Partners entitled to

Exhibit 10.1

vote on or Consent to any proposed action for which the Consent or approval of the Partners is sought pursuant to Section 14.2.
“Partnership Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2, and includes Class A Units, Class B Units, LTIP Units, Class A Performance LTIP Units and any other classes or series of Partnership Units established after the date hereof. The number of Partnership Units outstanding and the Percentage Interests in the Partnership represented by such Partnership Units are set forth in the Partner Registry.
“Percentage Interest” means, as to a Partner holding a class of Partnership Interests, its interest in such class, determined by dividing the Partnership Units of such class owned by such Partner by the total number of Partnership Units of such class then outstanding. For purposes of determining the Percentage Interest of the Class A Units at any time when there are Class B Units outstanding, all Class B Units shall be treated as Class A Units.
“Person” means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or any representative capacity.
“Publicly Traded” means listed or admitted to trading on the New York Stock Exchange, the NYSE MKT LLC, the NASDAQ Stock Market or any successor to any of the foregoing.
“Qualified Assets” means any of the following assets: (i) interests, rights, options, warrants or convertible or exchangeable securities of the Partnership; (ii) Debt issued by the Partnership or any Subsidiary thereof in connection with the incurrence of Funding Debt; (iii) equity interests in Qualified REIT Subsidiaries and limited liability companies (or other entities disregarded from their sole owner for U.S. federal income tax purposes, including wholly owned grantor trusts) whose assets consist solely of Qualified Assets; (iv) up to a one percent (1%) equity interest in any partnership or limited liability company at least ninety-nine percent (99%) of the equity of which is owned, directly or indirectly, by the Partnership; (v) cash held for payment of administrative expenses or pending distribution to security holders of the Parent or any wholly owned Subsidiary thereof or pending contribution to the Partnership; and (vi) other tangible and intangible assets that, taken as a whole, are de minimis in relation to the net assets of the Partnership and its Subsidiaries.
“Qualified REIT Subsidiaries” means any Subsidiary of the Parent that is a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code.
“Recapture Income” means any gain recognized by the Partnership (computed without regard to any adjustment pursuant to Section 754 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized either as ordinary income or as “unrecaptured Section 1250 gain” (as defined in Section 1(h)(6) of the Code) because it represents the recapture of depreciation deductions previously taken with respect to such property or asset.
“Recourse Liabilities” means the amount of liabilities owed by the Partnership (other than Nonrecourse Liabilities and liabilities to which Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-(2)(i) of the Regulations).

Exhibit 10.1

“Redeeming Partner” has the meaning set forth in Section 8.6.A.
“Redemption Amount” means either the Cash Amount or the Shares Amount, as determined by the General Partner, in its sole and absolute discretion. A Redeeming Partner shall have no right, without the General Partner’s consent, in its sole and absolute discretion, to receive the Redemption Amount in the form of the Shares Amount.
“Redemption Right” has the meaning set forth in Section 8.6.A.
“Regulations” means the Treasury Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“REIT” means an entity that qualifies as a real estate investment trust under the Code.
“REIT Requirements” has the meaning set forth in Section 5.1.A.
“Residual Gain” or “Residual Loss” means any item of gain or loss, as the case may be, of the Partnership recognized for U.S. federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2.B.1(a) or 2.B.2(a) of Exhibit C to eliminate Book-Tax Disparities.
“Safe Harbor” has the meaning set forth in Section 11.6.F.
“Securities Act” means the Securities Act of 1933, as amended.
“Second Amended and Restated Agreement” has the meaning set forth in the recitals hereto.
“Section 704(c) Value” of any Contributed Property or Adjusted Property means the fair market value of such property at the time of contribution or adjustment, as the case may be, as determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, subject to Exhibit B, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the Section 704(c) Value of Contributed Properties or Adjusted Properties in a single or integrated transaction among each separate property on a basis proportional to its fair market values.
“Share” means a share of common stock (or other comparable equity interest) of the Parent (or the Successor Entity, as the case may be). Shares may be issued in one or more classes or series in accordance with the terms of the Charter. Shares issued in lieu of the Cash Amount by the Partnership or the Parent may be either registered or unregistered Shares at the option of the Parent. If there is more than one class or series of Shares, the term “Shares” shall, as the context requires, be deemed to refer to the class or series of Shares that corresponds to the class or series of Partnership Interests for which the reference to Shares is made. When used with reference to Class A Units, the term “Shares” refers to shares of common stock (or other comparable equity interest) of the Parent.

Exhibit 10.1

“Shares Amount” means a number of Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner times the Conversion Factor; provided, however, that, if the Parent issues to holders of Shares securities, rights, options, warrants or convertible or exchangeable securities entitling such holders to subscribe for or purchase Shares or any other securities or property (collectively, the “rights”), then the Shares Amount shall also include such rights that a holder of that number of Shares would be entitled to receive unless the Partnership issues corresponding rights to holders of Partnership Units.
“Specified Redemption Date” means the tenth Business Day after the Valuation Date or such shorter period as the General Partner, in its sole and absolute discretion, may determine; provided, however, that, if the Shares are not Publicly Traded, the Specified Redemption Date means the thirtieth Business Day after receipt by the General Partner of a Notice of Redemption.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, trust, partnership or joint venture, or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.
“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4 and who is shown as a Limited Partner in the Partner Registry.
“Successor Entity” has the meaning set forth in the definition of “Conversion Factor” herein.
“Termination Transaction” has the meaning set forth in Section 11.2.B.
“Unrealized Gain” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under Exhibit B) as of such date, over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B) as of such date.
“Unrealized Loss” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B) as of such date, over (ii) the fair market value of such property (as determined under Exhibit B) as of such date.
“Unvested Class A Performance LTIP Unit” means a Class A Performance LTIP Unit that has not satisfied or has not been deemed to have satisfied the applicable vesting conditions set forth in the applicable Vesting Agreement.
“Unvested LTIP Units” has the meaning set forth in Section 4.6.C.
“Valuation Date” means the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.
“Value” means, with respect to one Share of a class of outstanding Shares of the Parent that are Publicly Traded, the average of the daily market price for the ten consecutive trading days

Exhibit 10.1

immediately preceding the date with respect to which value must be determined. The market price for each such trading day shall be the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day. If the outstanding Shares of the Parent are Publicly Traded and the Shares Amount includes, in addition to the Shares, rights or interests that a holder of Shares has received or would be entitled to receive, then the Value of such rights shall be determined by the Parent acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. If the Shares of the Parent are not Publicly Traded, the Value of the Shares Amount per Partnership Unit tendered for redemption (which will be the Cash Amount per Partnership Unit offered for redemption payable pursuant to Section 8.6.A) means the amount that a holder of one Partnership Unit would receive if each of the assets of the Partnership were to be sold for its fair market value on the Specified Redemption Date, the Partnership were to pay all of its outstanding liabilities, and the remaining proceeds were to be distributed to the Partners in accordance with the terms of this Agreement. Such Value shall be determined by the General Partner, acting in good faith and based upon a commercially reasonable estimate of the amount that would be realized by the Partnership if each asset of the Partnership (and each asset of each partnership, limited liability company, trust, joint venture or other entity in which the Partnership owns a direct or indirect interest) were sold to an unrelated purchaser in an arm’s-length transaction where neither the purchaser nor the seller were under economic compulsion to enter into the transaction (without regard to any discount in value as a result of the Partnership’s minority interest in any property or any illiquidity of the Partnership’s interest in any property).
“Vested Class A Performance LTIP Unit” means a Class A Performance LTIP Unit that has satisfied or is deemed to have satisfied the applicable vesting conditions set forth in the applicable Vesting Agreement.
“Vested LTIP Units” has the meaning set forth in Section 4.6.C.
“Vesting Agreement” means each or any, as the context implies, agreement or instrument entered into by a holder of LTIP Units, Class A Performance LTIP Units or other applicable Partnership Units upon acceptance of an award of such Partnership Units under an Equity Incentive Plan, which agreement shall include the applicable terms of any such Equity Incentive Plan.
ARTICLE II

ORGANIZATIONAL MATTERS

Section 2.1     Organization

A.Organization, Status and Rights. The Partnership is a limited partnership organized pursuant to the provisions of the Act and upon the terms and conditions set forth in the Original Agreement. The Partners hereby confirm and agree to their status as partners of the Partnership and to continue the business of the Partnership on the terms set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

Exhibit 10.1

B.Qualification of Partnership. The Partners (i) agree that if the laws of any jurisdiction in which the Partnership transacts business so require, the appropriate officers or other authorized representatives of the Partnership shall file, or shall cause to be filed, with the appropriate office in that jurisdiction, any documents necessary for the Partnership to qualify to transact business under such laws; and (ii) agree and obligate themselves to execute, acknowledge and cause to be filed for record, in the place or places and manner prescribed by law, any amendments to the Certificate of Limited Partnership as may be required, either by the Act, by the laws of any jurisdiction in which the Partnership transacts business, or by this Agreement, to reflect changes in the information contained therein or otherwise to comply with the requirements of law for the continuation, preservation and operation of the Partnership as a limited partnership under the Act.
C.Representations. Each Partner represents and warrants that such Partner is duly authorized to execute, deliver and perform its obligations under this Agreement and that the Person, if any, executing this Agreement on behalf of such Partner is duly authorized to do so and that this Agreement is binding on and enforceable against such Partner in accordance with its terms.

Section 2.2    Name

The name of the Partnership is Education Realty Operating Partnership, LP. The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of any of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “LP,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.
Section 2.3    Registered Office and Agent; Principal Office

The address of the registered office of the Partnership in the State of Delaware is located at 1209 Orange Street, Wilmington, Delaware 19801 and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is The Corporation Trust Company. The principal office of the Partnership is 999 South Shady Grove Road, Suite 600, Memphis, Tennessee 38120, or shall be such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.
Section 2.4    Term

The term of the Partnership shall continue in perpetuity until the Partnership is dissolved pursuant to the provisions of Article XIII or as otherwise provided by law.

Exhibit 10.1

Section 2.5    Partnership Interests as Securities

All Partnership Interests shall be securities within the meaning of, and governed by, (i) Article 8 of the Delaware Uniform Commercial Code and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction.
Section 2.6    Certificates Describing Partnership Units

The General Partner shall have the authority to, but shall not be required to, issue certificates evidencing the Limited Partnership Interests in accordance with Section 17-702(b) of the Act. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:
THIS CERTIFICATE IS NOT NEGOTIABLE. THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND TRANSFERABLE ONLY IN ACCORDANCE WITH (A) THE PROVISIONS OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EDUCATION REALTY OPERATING PARTNERSHIP, LP, AS AMENDED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME AND (B) ANY APPLICABLE FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS.

ARTICLE III

PURPOSE
Section 3.1    Purpose and Business

The purpose and nature of the business to be conducted by the Partnership is: (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; (ii) to enter into any corporation, partnership, joint venture, trust, limited liability company or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged, directly or indirectly, in any of the foregoing; and (iii) to do anything necessary or incidental to the foregoing; provided, however, that any business shall be limited to and conducted in such a manner as to permit the Parent at all times to be classified as a REIT, unless the Parent, in its sole and absolute discretion, has chosen to cease to qualify as a REIT or has chosen not to attempt to qualify as a REIT for any reason or reasons whether or not related to the business conducted by the Partnership. In connection with the foregoing, and without limiting the Parent’s right, in its sole and absolute discretion, to cease qualifying as a REIT, the Partners acknowledge that the status of the Parent as a REIT inures to the benefit of all the Partners and not solely to the General Partner, the Parent or their Affiliates.
Section 3.2    Powers

The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without

Exhibit 10.1

limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that the Partnership shall not take, or shall refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the Parent to qualify or continue to qualify as a REIT (unless the Parent has decided to terminate or revoke its election to be treated as a REIT), (ii) could subject the Parent to any taxes under Sections 857 or 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, the Parent or their securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

ARTICLE IV

CAPITAL CONTRIBUTIONS AND ISSUANCES OF PARTNERSHIP INTERESTS

Section 4.1    Capital Contributions of the Partners

A.    Capital Contributions. On the date hereof, the Partners own Partnership Units in the amounts set forth in the Partner Registry and have Percentage Interests in the Partnership as set forth in the Partner Registry. The number of Partnership Units reflects an adjustment in the Partnership Units previously outstanding to account for the one-for-three reverse split in the Parent’s common stock that became effective on December 1, 2014. The number of Partnership Units and Percentage Interest shall be adjusted in the Partner Registry from time to time by the General Partner to the extent necessary to reflect accurately exchanges, redemptions, Capital Contributions, the issuance of additional Partnership Units or similar events having an effect on a Partner’s Percentage Interest occurring after the Effective Date and in accordance with the terms of this Agreement, as well as stock splits, reverse stock splits, stock reclassifications, stock dividends and other similar changes affecting the number of shares of Parent stock outstanding (a “Parent Adjustment Event”), with the intention of maintaining at all times a 1.0 Conversion Factor.

B.    General Partnership Interest. Except for any Partnership Units designated as Limited Partner Interests by the General Partner, the Partnership Units held by the General Partner shall be the General Partner Interest of the General Partner.

C.    Except as provided in Sections 7.5, 10.5, and 13.3, the Partners shall have no obligation to make any additional Capital Contributions or provide any additional funding to the Partnership (whether in the form of loans, repayments of loans or otherwise). Except as otherwise set forth in Section 13.3, no Partner shall have any obligation to restore any deficit that may exist in its Capital Account, either upon a liquidation of the Partnership or otherwise.

Exhibit 10.1

Section 4.2    Issuances of Partnership Interests

A.    General. The General Partner is hereby authorized to cause the Partnership from time to time to issue to Partners (including the General Partner, the Parent and their Affiliates) or other Persons (including, without limitation, in connection with the contribution of property to the Partnership or any of its Subsidiaries) Partnership Units or other Partnership Interests in one or more classes, or in one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to one or more other classes of Partnership Interests, all as shall be determined, subject to applicable Delaware law, by the General Partner in its sole and absolute discretion, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests, (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions, (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership, (iv) the rights, if any, of each such class to vote on matters that require the vote or Consent of the Limited Partners, and (v) the consideration, if any, to be received by the Partnership; provided, however, that no such Partnership Units or other Partnership Interests shall be issued to the General Partner or the Parent unless (a) the Partnership Interests are issued in connection with the grant, award or issuance of Shares or other equity interests in the Parent (including a transaction described in Section 7.4.F) having designations, preferences and other rights such that the economic interests attributable to such Shares or other equity interests are substantially similar to the designations, preferences and other rights (except voting rights) of the Partnership Interests issued to the General Partner or the Parent in accordance with this Section 4.2.A, and the General Partner or the Parent contributes to the Partnership the net proceeds (if any) from the issuance of Shares or equity received by the General Partner or the Parent as required pursuant to Section 7.5.D, (b) the General Partner or the Parent makes an additional Capital Contribution to the Partnership, or (c) the additional Partnership Interests are issued to all Partners holding Partnership Interests in the same class in proportion to their respective Percentage Interests in such class. If the Partnership issues Partnership Interests pursuant to this Section 4.2.A, the General Partner shall make such revisions to this Agreement (including but not limited to the revisions described in Section 5.4, Section 6.2 and Section 8.6) as it deems necessary to reflect the issuance of such Partnership Interests. The designation of any newly issued class or series of Partnership Interests may provide a formula for treating such Partnership Interests solely for purposes of voting on or consenting to any matter that requires the vote or Consent of the Limited Partners as set forth in one or more of Sections 7.1, 7.5.A, 7.11, 13.1(i), 13.1(vi), 14.1.A, 14.1.C, 14.2.A, and 14.2.B of this Agreement as the equivalent of a specified number (including any fraction thereof) of Class A Units. Nothing in this Agreement shall prohibit the General Partner from issuing Partnership Units for less than fair market value if the General Partner concludes in good faith that such issuance is in the best interests of the Partnership.

B.    Classes of Partnership Units. On the date hereof, the Partnership shall have four authorized classes of Partnership Units, entitled “Class A Units,” “Class B Units,” “LTIP Units” and “Class A Performance LTIP Units,” and, thereafter, such additional classes of Partnership Units as may be created by the General Partner pursuant to Section 4.2.A and this Section 4.2.B. Class A Units, Class B Units, LTIP Units, Class A Performance LTIP Units or a class of Partnership

Exhibit 10.1

Interests created pursuant to Section 4.2.A or this Section 4.2.B, at the election of the General Partner, in its sole and absolute discretion, may be issued to newly admitted Partners in exchange for the contribution by such Partners of cash, real estate partnership interests, stock, notes or other assets or consideration (including services); provided, however, that any Partnership Unit that is not specifically designated by the General Partner as being of a particular class shall be deemed to be a Class A Unit. Each Class B Unit shall be converted automatically into a Class A Unit on the day immediately following the Partnership Record Date for the Distribution Period in which such Class B Unit was issued, without the requirement for any action by the General Partner, the Partnership or the Partner holding the Class B Unit. The issuance and terms of any LTIP Units shall be subject to Section 4.6 and the issuance and terms of any Class A Performance LTIP Units shall be subject to Section 4.8.

Section 4.3    No Preemptive Rights

Except to the extent expressly granted by the Partnership pursuant to another agreement, no Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership or (ii) issuance or sale of any Partnership Units or other Partnership Interests.
Section 4.4    Other Contribution Provisions

A.    General. If any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Partner (and set forth in the Partner Registry) as if the Partnership had compensated such Partner in cash, and the Partner had made a Capital Contribution of such cash, less applicable withholding taxes, to the capital of the Partnership.

B.    Mergers. To the extent the Partnership acquires any property (or an indirect interest therein) by the merger of any other Person into the Partnership or with or into a Subsidiary of the Partnership, Persons who receive Partnership Interests in exchange for their interest in the Person merging into the Partnership or with or into a Subsidiary of the Partnership shall be deemed to have been admitted as Additional Limited Partners pursuant to Section 12.2 and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement (or if not so provided, as determined by the General Partner in its sole and absolute discretion) and as set forth in the Partner Registry.

Section 4.5    No Interest on Capital

No Partner shall be entitled to interest on its Capital Contributions or its Capital Account.
Section 4.6    LTIP Units

A.    Issuance of LTIP Units. The General Partner may from time to time, for such consideration as the General Partner may determine to be appropriate, issue LTIP Units to Persons who provide services to the Partnership or the Parent and admit such Persons as Limited Partners.

Exhibit 10.1

Except as otherwise provided in this Section 4.6, elsewhere in this Agreement or in an applicable Vesting Agreement, LTIP Units shall be treated as Class A Units, with all of the rights, privileges and obligations attendant thereto (or, if so designated by the General Partner in connection with the issuance thereof, as Class B Units for the quarter in which such LTIP Units are issued). For purposes of computing the Partners’ Percentage Interests, holders of LTIP Units shall be treated as holders of Class A Units and LTIP Units shall be treated as Class A Units. In particular, the Partnership shall maintain at all times a one-to-one correspondence between LTIP Units and Class A Units for conversion, distribution and other purposes, including, without limitation, complying with the following procedures:

(i)If an Adjustment Event (as defined below) occurs, then the General Partner shall make a corresponding adjustment to the LTIP Units to maintain a one-for-one conversion and economic equivalence ratio between Class A Units and LTIP Units. The following shall be “Adjustment Events”: (A) the Partnership makes a distribution on all outstanding Class A Units in Partnership Units, (B) the Partnership subdivides the outstanding Class A Units into a greater number of Partnership Units or combines the outstanding Class A Units into a smaller number of Partnership Units, (C) the Partnership issues any Partnership Units in exchange for its outstanding Class A Units by way of a reclassification or recapitalization of its Class A Units, or (D) the Partnership adjusts the number of Partnership Units in connection with a Parent Adjustment Event. If more than one Adjustment Event occurs, the adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar Class A Unit Transaction, (y) the issuance of Partnership Units pursuant to or in connection with any employee benefit or compensation plan or distribution reinvestment plan or (z) the issuance of any Partnership Units to the General Partner or the Parent in respect of a Capital Contribution to the Partnership. If the Partnership takes an action affecting the Class A Units other than actions specifically described above as “Adjustment Events” and in the opinion of the General Partner such action would require an adjustment to the LTIP Units to maintain the one-to-one correspondence described above, the General Partner shall have the right to make such adjustment to the LTIP Units, to the extent permitted by law and by any Equity Incentive Plan, in such manner and at such time as the General Partner, in its sole and absolute discretion, may determine to be appropriate under the circumstances. If an adjustment is made to the LTIP Units, as herein provided, the Partnership shall promptly file in the books and records of the Partnership an officer’s certificate setting forth such adjustment and a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall mail a notice to each LTIP Unitholder setting forth the adjustment to his or her LTIP Units and the effective date of such adjustment; and

(ii)Except to the extent otherwise provided with respect to Class B Units (if LTIP Units are designated by the General Partner as the equivalent of Class B Units pursuant to Section 4.6.A above), under this Agreement or in an applicable Vesting Agreement, the LTIP Unitholders shall, when, as and if authorized and declared by the General Partner out of assets legally available for that purpose, be entitled to receive distributions in an amount per LTIP Unit

Exhibit 10.1

equal to the distributions per Class A Unit (the “Class A Unit Distribution”), paid to holders of Class A Units on such Partnership Record Date established by the General Partner with respect to such distribution. Except to the extent otherwise provided under this Agreement or in an applicable Vesting Agreement, so long as any LTIP Units are outstanding, no distributions (whether in cash or in kind) shall be authorized, declared or paid on Class A Units or Class B Units, unless equal distributions have been or contemporaneously are authorized, declared and paid on the LTIP Units.

B.    Priority. Except as otherwise provided in this Section 4.6, elsewhere in this Agreement or in an applicable Vesting Agreement, the LTIP Units shall rank pari passu with the Class A Units and Class B Units as to the payment of regular and special periodic or other distributions and the distribution of assets upon liquidation, dissolution or winding up. Except as otherwise provided in this Section 4.6, elsewhere in this Agreement or in an applicable Vesting Agreement, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, any class or series of Partnership Units which by its terms specifies that it shall rank junior to, on a parity with, or senior to the Class A Units shall also rank junior to, or pari passu with, or senior to, as the case may be, the LTIP Units. Except as otherwise provided in this Section 4.6, elsewhere in this Agreement or in an applicable Vesting Agreement, an LTIP Unitholder shall be entitled to transfer his or her LTIP Units to the same extent, and subject to the same restrictions, as holders of Class A Units pursuant to Article XI.

C.    Special Provisions. In addition to the foregoing, LTIP Units shall be subject to the following special provisions:

(i)    Vesting Agreements. LTIP Units may, in the sole and absolute discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of the applicable Vesting Agreement, and such Vesting Agreement may contain such other terms and conditions with respect to receipt or forfeiture of distributions as may be from time to time determined by the General Partner. The terms of any Vesting Agreement may be modified by the General Partner from time to time, in its sole and absolute discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by any Equity Incentive Plan, if applicable. LTIP Units that have vested under the terms of a Vesting Agreement are referred to as “Vested LTIP Units;” all other LTIP Units shall be treated as “Unvested LTIP Units.”

(ii)    Forfeiture. Unless otherwise specified in a Vesting Agreement, upon the occurrence of any event specified in a Vesting Agreement as resulting in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or some other forfeiture of any LTIP Units, then if the Partnership or the General Partner exercises such right to repurchase or LTIPs are forfeited, in each case in accordance with the applicable Vesting Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in a Vesting Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date prior to the effective date of the forfeiture. In connection with any repurchase or forfeiture of LTIP Units, the balance of the portion of the Capital Account of the LTIP Unitholder that is attributable to all

Exhibit 10.1

of his or her LTIP Units shall be reduced by the amount, if any, by which it exceeds the target balance contemplated by Section 6.1.E, calculated with respect to the LTIP Unitholder’s remaining LTIP Units, if any. Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction without reallocation of such amount among other Partners, a reduction with such a reallocation, special allocations of items of income, gain, loss or deduction or a combination of the foregoing.

(iii)Distributions and Allocations. LTIP Unitholders shall be subject to certain special rules with respect to distributions and allocations, as provided in this Agreement and any applicable Vesting Agreement.

(iv)Redemption. The Redemption Right provided to the holders of Class A Units under Section 8.6 shall not apply with respect to LTIP Units unless and until they are converted to Class A Units as provided in clause (v) below and Section 4.7.

(v)Conversion to Class A Units. Vested LTIP Units are eligible to be converted into Class A Units in accordance with Section 4.7.

D.    Voting. LTIP Unitholders shall (a) have the same voting rights as the other Limited Partners, with the LTIP Units voting as a single class with the Class A Units and having one vote per LTIP Unit; and (b) have the additional voting rights that are expressly set forth below. So long as any LTIP Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of a majority of the LTIP Units outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of this Agreement applicable to LTIP Units so as to materially and adversely affect any right, privilege or voting power of the LTIP Units or the LTIP Unitholders as such, unless such amendment, alteration, or repeal affects equally, ratably and proportionately the rights, privileges and voting powers of all of the Class A Units (including the Class A Units held by the General Partner or the Parent); but subject, in any event, to the following provisions:
(i)    With respect to any Class A Unit Transaction (as defined in Section 4.7.F), so long as the LTIP Units are treated in accordance with Section 4.7.F, the consummation of such Class A Unit Transaction shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Unitholders as such; and

(ii)    Any creation or issuance of any Partnership Units or of any class or series of Partnership Interest in accordance with the terms of this Agreement, including, without limitation, additional Class A Units, LTIP Units or Class A Performance LTIP Units, whether ranking senior to, junior to, or on a parity with the LTIP Units with respect to distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Unitholders as such.
The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding LTIP Units shall have been converted into Class A Units.

Exhibit 10.1

Section 4.7    Conversion of LTIP Units.

A.    Conversion Right. An LTIP Unitholder shall have the right (the “Conversion Right”), at his or her option, at any time to convert all or a portion of his or her Vested LTIP Units into Class A Units; provided, however, that a holder may not exercise the Conversion Right for less than one thousand (1,000) Vested LTIP Units or, if such holder holds less than one thousand (1,000) Vested LTIP Units, all of the Vested LTIP Units held by such holder. LTIP Unitholders shall not have the right to convert Unvested LTIP Units into Class A Units until they become Vested LTIP Units; provided, however, that when an LTIP Unitholder is notified of the expected occurrence of an event that will cause his or her Unvested LTIP Units to become Vested LTIP Units, such LTIP Unitholder may give the Partnership a Conversion Notice conditioned upon and effective as of the time of vesting and such Conversion Notice, unless subsequently revoked by the LTIP Unitholder, shall be accepted by the Partnership subject to such condition. The General Partner shall have the right at any time to cause a conversion of Vested LTIP Units into Class A Units. In all cases, the conversion of any LTIP Units into Class A Units shall be subject to the conditions and procedures set forth in this Section 4.7.

B.    Exercise by an LTIP Unitholder. A holder of Vested LTIP Units may convert such LTIP Units into an equal number of fully paid and non-assessable Class A Units, giving effect to all adjustments (if any) made pursuant to Section 4.6. Notwithstanding the foregoing, in no event may a holder of Vested LTIP Units convert a number of Vested LTIP Units that exceeds (x) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to its ownership of LTIP Units, divided by (y) the Class A Unit Economic Balance, in each case as determined as of the effective date of conversion (the “Capital Account Limitation”). In order to exercise his or her Conversion Right, an LTIP Unitholder shall deliver a notice (a “Conversion Notice”) in the form attached as Exhibit F to this Agreement to the Partnership (with a copy to the General Partner) not less than ten nor more than 60 days prior to a date (the “Conversion Date”) specified in such Conversion Notice; provided, however, that if the General Partner has not given to the LTIP Unitholders notice of a proposed or upcoming Class A Unit Transaction (as defined in Section 4.7.F) at least 30 days prior to the effective date of such Class A Unit Transaction, then LTIP Unitholders shall have the right to deliver a Conversion Notice until the earlier of (x) the tenth day after such notice from the General Partner of a Class A Unit Transaction or (y) the third business day immediately preceding the effective date of such Class A Unit Transaction. A Conversion Notice shall be provided in the manner provided in Section 15.1. Each LTIP Unitholder covenants and agrees with the Partnership that all Vested LTIP Units to be converted pursuant to this Section 4.7.B shall be free and clear of all liens and encumbrances. Notwithstanding anything herein to the contrary but subject to the terms of any applicable Vesting Agreement and any Equity Incentive Plan, a holder of LTIP Units may deliver a Notice of Redemption pursuant to Section 8.6 relating to those Class A Units that will be issued to such holder upon conversion of such LTIP Units into Class A Units in advance of the Conversion Date; provided, however, that the redemption of such Class A Units by the Partnership shall in no event take place until after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an LTIP Unitholder in a position where, if he or she so wishes, the Class A Units into which his or her Vested LTIP Units will be converted can be redeemed by the Partnership simultaneously with such conversion to the extent such Class A Units are redeemable under Section 8.6, with the further consequence that, if the

Exhibit 10.1

General Partner elects to cause the Parent to assume and perform the Partnership’s redemption obligation with respect to such Class A Units under Section 8.6 by delivering to such holder Shares rather than cash, then such holder can have such Shares issued to him or her simultaneously with the conversion of his or her Vested LTIP Units into Class A Units. The General Partner and LTIP Unitholder shall reasonably cooperate with each other to coordinate the timing of the events described in the foregoing sentence.

C.    Forced Conversion. The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units held by an LTIP Unitholder to be converted (a “Forced Conversion”) into an equal number of Class A Units, giving effect to all adjustments (if any) made pursuant to Section 4.6; provided, however, that the Partnership may not cause a Forced Conversion of any LTIP Units that would not at the time be eligible for conversion at the option of such LTIP Unitholder pursuant to Section 4.7.B. In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached as Exhibit G to this Agreement to the applicable LTIP Unitholder not less than ten nor more than 60 days prior to the Conversion Date specified in such Forced Conversion Notice. A Forced Conversion Notice shall be provided in the manner provided in Section 15.1.

D.    Completion of Conversion. A conversion of Vested LTIP Units for which the holder thereof has given a Conversion Notice or the Partnership has given a Forced Conversion Notice shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such LTIP Unitholder, as of which time such LTIP Unitholder shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the number of Class A Units issuable upon such conversion. After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such LTIP Unitholder, upon his or her written request, a certificate of the General Partner certifying the number of Class A Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The Assignee of any Limited Partner pursuant to Article XI may exercise the rights of such Limited Partner pursuant to this Section 4.7 and such Limited Partner shall be bound by the exercise of such rights by the Assignee.

E.    Impact of Conversions for Purposes of Section 6.1.E. For purposes of making future allocations under Section 6.1.E and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable LTIP Unitholder that is treated as attributable to his or her LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the Class A Unit Economic Balance.

F.    Class A Unit Transactions. If the Partnership, the General Partner or the Parent shall be a party to any Class A Unit Transaction, as defined below (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Class A Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any Class A Unit Transaction which constitutes an Adjustment Event) in each case as a result of which Class A Units shall be exchanged for or converted into the right, or the holders of such Class A Units shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Class A Unit

Exhibit 10.1

Transaction”), then the General Partner shall, immediately prior to the Class A Unit Transaction, exercise its right to cause a Forced Conversion with respect to the maximum number of LTIP Units then eligible for conversion, taking into account any allocations that occur in connection with the Class A Unit Transaction or that would occur in connection with the Class A Unit Transaction if the assets of the Partnership were sold at the Class A Unit Transaction price or, if applicable, at a value determined by the General Partner in good faith using the value attributable to the Partnership Units in the context of the Class A Unit Transaction (in which case the Conversion Date shall be the effective date of the Class A Unit Transaction). In anticipation of such Forced Conversion and the consummation of the Class A Unit Transaction, the Partnership shall use commercially reasonable efforts to cause each LTIP Unitholder to be afforded the right to receive in connection with such Class A Unit Transaction in consideration for the Class A Units into which his or her LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Class A Unit Transaction by a holder of the same number of Class A Units, assuming such holder of Class A Units is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of Class A Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Class A Unit Transaction, prior to such Class A Unit Transaction the General Partner shall give prompt written notice to each LTIP Unitholder of such election, and shall use commercially reasonable efforts to afford the LTIP Unitholders the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Class A Units in connection with such Class A Unit Transaction. If an LTIP Unitholder fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of his or her transferees) the same kind and amount of consideration that a holder of a Class A Unit would receive if such Class A Unit holder failed to make such an election. Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and any Equity Incentive Plan, the Partnership shall use commercially reasonable efforts to cause the terms of any Class A Unit Transaction to be consistent with the provisions of this Section 4.7.F and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any LTIP Unitholders whose LTIP Units will not be converted into Class A Units in connection with the Class A Unit Transaction that will (i) contain provisions enabling the holders of LTIP Units that remain outstanding after such Class A Unit Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Class A Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights, limitations and obligations set forth in this Agreement for the benefit of the LTIP Unitholders.

Section 4.8    Class A Performance LTIP Units

A.    Issuance of Class A Performance LTIP Units. The General Partner may, from time to time, for such consideration as the General Partner may determine to be appropriate, issue Class A Performance LTIP Units to Persons who provide services to the Partnership or the Parent and admit such Persons as Limited Partners.

Exhibit 10.1

B.    General Treatment of Class A Performance LTIP Units as LTIP Units. Except as otherwise provided in this Section 4.8, elsewhere in this Agreement or in an applicable Vesting Agreement: (i) each Class A Performance LTIP Unit shall be treated as though it were an LTIP Unit with all of the rights, privileges and obligations attendant thereto and all references to LTIP Units in this Agreement shall refer equally to Class A Performance LTIP Units; (ii) each Vested Class A Performance LTIP Unit shall be treated as though it were a Vested LTIP Unit with all of the rights, privileges and obligations attendant thereto and all references to Vested LTIP Units in this Agreement shall refer equally to Vested Class A Performance LTIP Units; and (iii) each Unvested Class A Performance LTIP Unit shall be treated as though it were an Unvested LTIP Unit with all of the rights, privileges and obligations attendant thereto and all references to Unvested LTIP Units in this Agreement shall refer equally to Unvested Class A Performance LTIP Units.

C.    Special Treatment of Class A Performance LTIP Units. Notwithstanding the foregoing, the following provisions shall apply to any Class A Performance LTIP Units:

(i)    Distributions.

(1)Distributions Generally. Except as determined by the General Partner in its sole and absolute discretion, a Class A Performance LTIP Unitholder shall not receive, and shall not be entitled to receive, any distributions with respect to any Unvested Class A Performance LTIP Units.

(2)Upon an Unvested Class A Performance LTIP Unit becoming a Vested Class A Performance LTIP Unit, a Class A Performance LTIP Unitholder shall be entitled to receive one or more distributions out of Available Cash with respect to that Class A Performance LTIP Unit so that such Class A Performance LTIP Unitholder has received an aggregate amount of distributions on such Class A Performance LTIP Unit, taking into account any prior distributions, equal to what would have been received on such Class A Performance LTIP Unit if Section 4.8.C(i)(1) had not applied. Any such distribution or distributions shall be subject to the general limitations of Section 5.1, Section 5.5, the terms of an applicable Vesting Agreement and any applicable legal or contractual restrictions (including with respect to restrictions on the payment of distributions under loan covenants or the terms of Partnership Units ranking senior to the Class A Performance LTIP Units). Subject to the provisions herein, the General Partner shall use commercially reasonable efforts to pay such distribution or distributions as soon as commercially practicable on or after the date on which such Class A Performance LTIP Unit became a Vested Class A Performance LTIP Unit (each date, a “Class A Performance LTIP Unit Vesting Date”), and may pay such distribution or distributions in preference to distributions otherwise payable to the Partners hereunder.

(ii)    Allocations.

(1)    A Class A Performance LTIP Unitholder shall receive allocations of Net Income, Net Loss, Liquidating Gains and other items of income, gain, loss, deduction and credit with respect to each Unvested Class A Performance LTIP Unit held by such Class A Performance LTIP Unitholder as though such Unvested Class A Performance LTIP Unit was a fraction of one outstanding LTIP Unit equal to one LTIP Unit multiplied by ten percent (10%).

Exhibit 10.1

(2)    Subject to applicable law (including compliance with the Code and applicable Regulations, as determined in the sole and absolute discretion of the General Partner), upon an Unvested Class A Performance LTIP Unit becoming a Vested Class A Performance LTIP Unit, a Class A Performance LTIP Unitholder shall receive special allocations of Net Income, Net Loss, Liquidating Gains and other items of income, gain, loss, deduction and credit in such a manner that, as determined in the sole and absolute discretion of the General Partner, such Class A Performance LTIP Unitholder has received, to the extent reasonably practicable and taking into account any prior allocations, the allocations (generally in amount and type) with respect to such Class A Performance LTIP Unit that would have been received had Section 4.8.C(ii)(1) not applied. Such allocations shall be made in the taxable year of the Class A Performance LTIP Unit Vesting Date or over such other period as the General Partner determines appropriate in its sole and absolute discretion.

ARTICLE V

DISTRIBUTIONS

Section 5.1    Requirement and Characterization of Distributions

A.    General. The General Partner may cause the Partnership to distribute at least quarterly all, or such portion as the General Partner may in its sole and absolute discretion determine, of the Available Cash of the Partnership with respect to such quarter or shorter period to the Partners in accordance with the terms established for the class or classes of Partnership Interests held by such Partners who are Partners on the respective Partnership Record Date with respect to such quarter or shorter period as provided in this Section 5.1 and in accordance with the respective terms established for each class of Partnership Interest. Notwithstanding anything to the contrary contained herein, in no event may a Partner receive a distribution of Available Cash with respect to a Partnership Unit for a quarter or shorter period if such Partner is entitled to receive a distribution with respect to a Share for which such Partnership Unit has been redeemed or exchanged. Unless otherwise expressly provided for herein, or in the terms established for a new class or series of Partnership Interests created in accordance with Article IV hereof, no Partnership Interest shall be entitled to a distribution in preference to any other Partnership Interest. The General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the qualification of the Parent as a REIT, to distribute Available Cash (a) to Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided, however, that none of the General Partner, the Parent, and the Partnership shall have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated, and (b) to the Parent in an amount sufficient to enable the Parent to make distributions to its stockholders that will enable the Parent to (1) satisfy the requirements for qualification as a REIT under the Code and the Regulations (the “REIT Requirements”), and (2) avoid any U.S. federal income or excise tax liability.

B.    Method. (i) Each holder of Partnership Interests that is entitled to any preference in distribution shall be entitled to a distribution in accordance with the rights of any such class of

Exhibit 10.1

Partnership Interests (and, within such class, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date); and

(ii)    To the extent there is Available Cash remaining after the payment of any preference in distribution in accordance with the foregoing clause (i), with respect to Partnership Interests that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, such Available Cash shall be distributed pro rata to each such class in accordance with the terms of such class (and, within each such class, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date).

C.    Distributions When Class B Units Are Outstanding. If for any quarter or shorter period with respect to which a distribution is to be made (a “Distribution Period”) Class B Units are outstanding on the Partnership Record Date for such Distribution Period, the General Partner shall allocate the Available Cash with respect to such Distribution Period available for distribution with respect to the Class A Units and Class B Units collectively between the Partners who are holders of Class A Units (“Class A”) and the Partners who are holders of Class B Units (“Class B”) as follows:

(1)    Class A shall receive that portion of the Available Cash (the “Class A Share”) determined by multiplying the amount of Available Cash by the following fraction:

A x Y
(A x Y) + (B x X)

(2)    Class B shall receive that portion of the Available Cash (the “Class B Share”) determined by multiplying the amount of Available Cash by the following fraction:

B x X
(A x Y) + (B x X)

(3)    For purposes of the foregoing formulas, (i) “A” equals the number of Class A Units outstanding on the Partnership Record Date for such Distribution Period; (ii) “B” equals the number of Class B Units outstanding on the Partnership Record Date for such Distribution Period; (iii) “Y” equals the number of days in the Distribution Period; and (iv) “X” equals the number of days in the Distribution Period for which the Class B Units were issued and outstanding.

The Class A Share shall be distributed pro rata among Partners holding Class A Units on the Partnership Record Date for the Distribution Period in accordance with the number of Class A Units held by each Partner on such Partnership Record Date; provided, however, that in no event may a Partner receive a distribution of Available Cash with respect to a Class A Unit if a Partner is entitled to receive a distribution with respect to a Share for which such Class A Unit has been redeemed or exchanged. If Class B Units were issued on the same date, the Class B Share shall be distributed pro rata among the Partners holding Class B Units on the Partnership Record Date for the Distribution Period in accordance with the number of Class B Units held by each Partner on such Partnership Record Date. In no event shall any Class B Units be entitled to receive any

Exhibit 10.1

distribution of Available Cash for any Distribution Period ending prior to the date on which such Class B Units are issued.
D.    Distributions When Class B Units Have Been Issued on Different Dates. If Class B Units which have been issued on different dates are outstanding on the Partnership Record Date for any Distribution Period, then the Class B Units issued on each particular date shall be treated as a separate series of Partnership Units for purposes of making the allocation of Available Cash for such Distribution Period among the holders of Partnership Units (and the formula for making such allocation, and the definitions of variables used therein, shall be modified accordingly). Thus, for example, if two series of Class B Units are outstanding on the Partnership Record Date for any Distribution Period, the allocation formula for each series, “Series B1” and “Series B2” would be as follows:

(1)    Series B1 shall receive that portion of the Available Cash determined by multiplying the amount of Available Cash by the following fraction:

B1 x X1
(A x Y) + (B1 x X1) + (B2 x X2)

(2)    Series B2 shall receive that portion of the Available Cash determined by multiplying the amount of Available Cash by the following fraction:

B2 x X2
(A x Y) + (B1 x X1) + (B2 x X2)

(3)    For purposes of the foregoing formulas the definitions set forth in Section 5.1.C(3) remain the same except that (i) “B1” equals the number of Partnership Units in Series B1 outstanding on the Partnership Record Date for such Distribution Period; (ii) “B2” equals the number of Partnership Units in Series B2 outstanding on the Partnership Record Date for such Distribution Period; (iii) “X1” equals the number of days in the Distribution Period for which the Partnership Units in Series B1 were issued and outstanding; and (iv) “X2” equals the number of days in the Distribution Period for which the Partnership Units in Series B2 were issued and outstanding.

E.    Distributions With Respect to LTIP Units and Class A Performance LTIP Units. In accordance with Section 4.6.A and subject to (i) LTIP Units being classified as Class B Units and/or (ii) any provision to the contrary in this Agreement or any Vesting Agreement: LTIP Unitholders shall be entitled to receive distributions in an amount per LTIP Unit equal to the Class A Unit Distribution and Class A Performance LTIP Unitholders shall be entitled to receive distributions as provided in Section 4.8.

Section 5.2    Amounts Withheld

All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 with respect to any allocation, payment or distribution to the General Partner, the Limited Partners or Assignees shall be treated as amounts distributed to the General Partner, Limited

Exhibit 10.1

Partners or Assignees, as the case may be, pursuant to Section 5.1 for all purposes under this Agreement.
Section 5.3    Distributions Upon Liquidation

Proceeds from a Liquidating Event shall be distributed to the Partners in accordance with Section 13.2.
Section 5.4    Revisions to Reflect Issuance of Partnership Interests

If the Partnership issues Partnership Interests pursuant to Article IV, the General Partner shall make such revisions to this Article V and the Partner Registry in the books and records of the Partnership as it deems necessary to reflect the issuance of such additional Partnership Interests without the consent or approval of any other Partner.
Section 5.5    Distributions with respect to “Profits Interests”

Notwithstanding any provision herein to the contrary, in the General Partner’s sole and absolute discretion, distributions on an LTIP Unit, Class A Performance LTIP Unit or any other Partnership Unit intended to be treated as a “profits interest” for U.S. federal income tax purposes may be adjusted (including deferred or permanently reduced) as necessary to ensure the amount apportioned to each such Partnership Unit does not exceed the amount attributable to Partnership net income or gain allocated with respect to such Partnership Unit and realized after the date such Partnership Unit was issued by the Partnership. The intent of this Section 5.5 is to ensure that any such Partnership Units qualify as “profits interests” for U.S. federal income tax purposes and under Revenue Procedure 93-27,1993-2 C.B. 343 (June 9, 1993) and Revenue Procedure 2001-43, 2001-2 C.B. 191 (August 3, 2001), and this Agreement shall be interpreted and applied consistently therewith. The General Partner at its sole and absolute discretion may amend this Section 5.5 to ensure that any such Partnership Units qualify as “profits interests” under any existing and any future U.S. federal income tax laws and IRS guidance.

ARTICLE VI

ALLOCATIONS

Section 6.1    Allocations for Capital Account Purposes

For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership’s items of income, gain, loss and deduction (computed in accordance with Exhibit B) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.
A.    Net Income. After giving effect to the special allocations set forth in Section 1 of Exhibit C, Net Income shall be allocated:

Exhibit 10.1

(1)    first, to the General Partner until the cumulative Net Income allocated under this clause (1) equals the cumulative Net Losses allocated to the General Partner under Section 6.1.B(6);

(2)    second, to each DRO Partner until the cumulative Net Income allocated such DRO Partner under this clause (2) equals the cumulative Net Losses allocated such DRO Partner under Section 6.1.B(5) (and among the DRO Partners, pro rata in proportion to their respective percentages of the cumulative Net Losses allocated to all DRO Partners pursuant to Section 6.1.B(5));

(3)    third, to the General Partner until the cumulative Net Income allocated under this clause (3) equals the cumulative Net Losses allocated the General Partner under Section 6.1.B(4);

(4)    fourth, to the holders of any Partnership Interests that are entitled to any preference upon liquidation until the cumulative Net Income allocated under this clause (4) equals the cumulative Net Losses allocated to such Partners under Section 6.1.B(3);

(5)    fifth, to the holders of any Partnership Interests that are entitled to any preference in distribution in accordance with the rights of any such class of Partnership Interests until each such Partnership Interest has been allocated, on a cumulative basis pursuant to this clause (5), Net Income equal to the amount of distributions payable that are attributable to the preference of such class of Partnership Interests whether or not paid (and, within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made); and

(6)    finally, with respect to Partnership Interests that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made).

B.    Net Losses. After giving effect to the special allocations set forth in Section 1 of Exhibit C, Net Losses shall be allocated:

(1)    first, to the holders of Partnership Interests, in proportion to, and to the extent that, their share of the Net Income previously allocated pursuant to Section 6.1.A(6) exceeds, on a cumulative basis, the sum of (a) distributions with respect to such Partnership Interests pursuant to clause (ii) of Section 5.1.B and (b) Net Losses allocated under this clause (1);

(2)    second, with respect to classes of Partnership Interests that are not entitled to any preference in distribution upon liquidation, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made); provided, however, that Net Losses shall not be allocated to any Partner pursuant to this Section 6.1.B(2) to the extent

Exhibit 10.1

that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) (determined in each case (i) by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.3 and (ii) in the case of a Partner who also holds classes of Partnership Interests that are entitled to any preferences in distribution upon liquidation, by subtracting from such Partners’ Adjusted Capital Account the amount of such preferred distribution to be made upon liquidation) at the end of such taxable year (or portion thereof);

(3)third, with respect to classes of Partnership Interests that are entitled to any preference in distribution upon liquidation, in reverse order of the priorities of each such class (and within each such class, pro rata in proportion to their respective Percentage Interests as of the last day of the period for which such allocation is being made); provided, however, that Net Losses shall not be allocated to any Partner pursuant to this Section 6.1.B(3) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) (determined in each case by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.3) at the end of such taxable year (or portion thereof);

(4)fourth, to the General Partner in an amount equal to the excess of (a) the amount of the Partnership’s Recourse Liabilities over (b) the Aggregate DRO Amount;

(5)fifth, to and among the DRO Partners, in proportion to their respective DRO Amounts, until such time as the DRO Partners as a group have been allocated cumulative Net Losses pursuant to this clause (5) equal to the Aggregate DRO Amount; and

(6)thereafter, to the General Partner.

C.    Allocation of Nonrecourse Debt. For purposes of Regulation Section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain and (ii) the total amount of Nonrecourse Built-in Gain shall be allocated by the General Partner by taking into account facts and circumstances relating to each Partner’s respective interest in the profits of the Partnership. For this purpose, the General Partner shall have the sole and absolute discretion in any Fiscal Year to allocate such excess Nonrecourse Liabilities among the Partners in any manner permitted under Code Section 752 and the Regulations thereunder.

D.Recapture Income. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible after taking into account other required allocations of gain pursuant to Exhibit C, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

Exhibit 10.1

E.Special Allocations Regarding LTIP Units. Notwithstanding the provisions of Section 6.1.A, Liquidating Gains shall first be allocated to the LTIP Unitholders until their Economic Capital Account Balances, to the extent attributable to their ownership of LTIP Units, are equal to (i) the Class A Unit Economic Balance, multiplied by (ii) the number of their LTIP Units. For this purpose, “Liquidating Gains” means net gains that are or would be realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership, including but not limited to net capital gain realized in connection with an adjustment to the value of Partnership assets under Section 704(b) of the Code made pursuant to Section 1.D of Exhibit B of the Partnership Agreement. The “Economic Capital Account Balances” of the LTIP Unitholders will be equal to their Capital Account balances to the extent attributable to their ownership of LTIP Units. Similarly, the “Class A Unit Economic Balance” shall mean (i) the Capital Account balance of the Parent, plus the amount of the Parent’s share of any Partner Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to the Parent’s ownership of Class A Units and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is made under this Section 6.1.E, but prior to the realization of any Liquidating Gains, divided by (ii) the number of the Parent’s Class A Units. Any such allocations shall be made among the LTIP Unitholders in proportion to the amounts required to be allocated to each under this Section 6.1.E. The parties agree that the intent of this Section 6.1.E is to make the Capital Account balance associated with each LTIP Unit to be economically equivalent to the Capital Account balance associated with the Parent’s Class A Units (on a per-Unit basis), provided that Liquidating Gains are of a sufficient magnitude to do so upon a sale of all or substantially all of the assets of the Partnership, or upon an adjustment to the Partners’ Capital Accounts pursuant to Section 1.D of Exhibit B.

F.Special Allocations regarding Class A Performance LTIP Units. Notwithstanding the provisions of this Agreement to the contrary, in accordance with Section 4.6.A and subject to any Vesting Agreement, Class A Performance LTIP Unitholders shall receive allocations in accordance with this Agreement as adjusted by Section 4.8.

G.Special Allocations in Connection with a Liquidity Event. The Partners intend that the allocation of Net Income, Net Losses and other items of income, gain, loss, deduction and credit required to be allocated to the Capital Accounts of the Partners pursuant to this Agreement will result in final Capital Account balances that will permit the amount each Partner is entitled to receive upon “liquidation” of the Partnership (within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations) to equal the amount such Partner would have received if such amount was distributable solely pursuant to the priorities set forth in Article V and Section 13.2.A(1) - (4) (and, for the avoidance of doubt, taking into account any applicable DRO Amounts). Accordingly, notwithstanding the provisions of Section 6.1.A, in the taxable year of the event precipitating a Liquidity Event and thereafter, appropriate adjustments to allocations of Net Income, Net Losses and other items of income, gain, loss, deduction and credit to the Partners shall be made to achieve such result.

H.Profits Interests.

Exhibit 10.1

(i)For any Fiscal Year in which distributions are actually made to holders of LTIP Units, Class A Performance LTIP Units or any other Partnership Units intended to be treated as “profits interests” for U.S. federal income tax purposes, the General Partner, in its sole and absolute discretion, may allocate appropriate items of income or gain accrued and realized following the issuance of the relevant Partnership Units to the holders of such Partnership Units to avoid causing the Capital Accounts relating to such Partnership Units to become negative as a result of such distribution (after taking into account all other allocations tentatively made pursuant to this Agreement) and otherwise to preserve the treatment of such Partnership Units as “profits interests.” To the extent such a holder receives a distribution with respect to any such Partnership Units in excess of the portion of its Capital Account attributable to such Partnership Units, such excess may be treated by the Partnership, in the sole and absolute discretion of the General Partner, as a “guaranteed payment” within the meaning of Section 707(c) of the Code.

(ii)Notwithstanding any provision herein to the contrary, allocations of Liquidating Gains, Net Income and Net Loss and other items of income, gain, loss, deduction and credit with respect to LTIP Units, Class A Performance LTIP Units or any other Partnership Units intended to be treated as “profits interests” for U.S. federal income tax purposes shall be restricted to ensure such allocations consist only of income and gain arising after the issuance of such Partnership Units and otherwise to the extent the General Partner determines, in its sole and absolute discretion, necessary or appropriate to preserve the treatment of such Partnership Units as “profits interests” for such purposes and to comply with any applicable IRS guidance (including “safe harbor” guidance).

Section 6.2    Revisions to Allocations to Reflect Issuance of Partnership Interests or Certain DRO Obligations

A.    Issuances of Partnership Interests. If the Partnership issues Partnership Interests pursuant to Article IV, the General Partner shall make such revisions to this Article VI and the Partner Registry in the books and records of the Partnership as it deems necessary to reflect the terms of the issuance of such Partnership Interests, including making preferential allocations to classes of Partnership Interests that are entitled thereto. Such revisions shall not require the consent or approval of any other Partner.

B.    Certain DRO Obligations. If a DRO Partner has agreed and is obligated to restore the deficit balance in such Partner’s Capital Account upon the occurrence of certain events, and such obligation is inconsistent with the allocation of Net Losses that otherwise would apply to such Partner as a DRO Partner pursuant to this Article VI (for example, because the DRO Partner has agreed to bear Net Losses in a manner pari passu with the General Partner), the General Partner shall make such revisions to this Article VI as it deems necessary to reflect the terms of such obligation, including with respect to the order of allocation of Net Losses with respect to such Partner. Such revisions shall not require the consent or approval of any other Partner.

Exhibit 10.1

ARTICLE VII

MANAGEMENT AND OPERATIONS OF BUSINESS

Section 7.1    Management

A.    Powers of General Partner. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.11, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation:

(1)the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as are required under Section 5.1.A or will permit the Parent (so long as the Parent qualifies as a REIT) to avoid the payment of any U.S. federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders sufficient to permit the Parent to maintain its REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities including, without limitation, the assumption or guarantee of the debt of the Parent, its Subsidiaries or the Partnership’s Subsidiaries, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership’s assets) and the incurring of any obligations the General Partner deems necessary for the conduct of the activities of the Partnership;

(2)the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(3)the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership (including acquisition of any new assets, the exercise or grant of any conversion, option, privilege or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership or any Subsidiary of the Partnership with or into another entity on such terms as the General Partner deems proper;

(4)the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the Parent, the General

Exhibit 10.1

Partner, the Partnership or any of the Partnership’s Subsidiaries, the lending of funds to other Persons (including, without limitation, the Parent, the General Partner and their Subsidiaries and the Partnership’s Subsidiaries) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which the Partnership has an equity investment and the making of capital contributions to its Subsidiaries;

(5)the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership or any Person in which the Partnership has made a direct or indirect equity investment;

(6)the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership’s operations or the implementation of the General Partner’s powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership’s assets;

(7)the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership;

(8)the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

(9)the holding, managing, investing and reinvesting of cash and other assets of the Partnership;

(10)the collection and receipt of revenues and income of the Partnership;

(11)the selection, designation of powers, authority and duties and the dismissal of employees of the Partnership (including, without limitation, employees having titles such as “president,” “vice president,” “secretary” and “treasurer”) and agents, outside attorneys, accountants, consultants and contractors of the Partnership and the determination of their compensation and other terms of employment or hiring;

(12)the maintenance of such insurance for the benefit of the Partnership and the Partners (including, without limitation, the Parent and the General Partner) as it deems necessary or appropriate;

(13)the formation of, or acquisition of an interest (including non-voting interests in entities controlled by Affiliates of the Partnership or third parties) in, and the contribution of property to, any further limited or general partnerships, joint ventures, limited liability companies or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of funds or property to, or making of loans to, its Subsidiaries and any other Person in which it has an equity investment from time to time, or the incurrence of

Exhibit 10.1

indebtedness on behalf of such Persons or the guarantee of the obligations of such Persons); provided, however, that as long as the Parent has determined to qualify or continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the Parent to fail to qualify as a REIT;

(14)the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution or abandonment of any claim, cause of action, liability, debt or damages due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(15)the determination of the fair market value of any Partnership property distributed in kind, using such reasonable method of valuation as the General Partner may adopt;

(16)the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any assets or investment held by the Partnership;

(17)the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, individually or jointly with any such Subsidiary or other Person;

(18)the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have any interest pursuant to contractual or other arrangements with such Person;

(19)the making, executing and delivering of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or other legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

(20)the distribution of cash to acquire Partnership Units held by a Limited Partner in connection with a Limited Partner’s exercise of its Redemption Right under Section 8.6;

(21)the determination regarding whether a payment to a Partner who exercises its Redemption Right under Section 8.6 that is assumed by the Parent will be paid in the form of the Cash Amount or the Shares Amount, except as such determination may be limited by Section 8.6.

Exhibit 10.1

(22)the acquisition of Partnership Interests in exchange for cash, debt instruments and other property;

(23)the maintenance of the Partner Registry in the books and records of the Partnership to reflect the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substituted Limited Partner or otherwise; and

(24)the registration of any class of securities of the Partnership under the Securities Act or the Exchange Act, and the listing of any debt securities of the Partnership on any exchange.

B.    No Approval by Limited Partners. Except as provided in Section 7.11, each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation, to the full extent permitted under the Act or other applicable law. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall be in the sole and absolute discretion of the General Partner without consideration of any other obligation or duty, fiduciary or otherwise, of the Partnership or the Limited Partners and shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity. The Limited Partners acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and the stockholders of the Parent.

C.    Insurance. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and its Subsidiaries, (ii) liability insurance for the Indemnitees hereunder, and (iii) such other insurance as the General Partner, in its sole and absolute discretion, determines to be necessary.

D.    Working Capital and Other Reserves. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time, including upon liquidation of the Partnership under Article XIII.

Section 7.2    Certificate of Limited Partnership

To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or other jurisdiction in which

Exhibit 10.1

the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(4), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, the District of Columbia or other jurisdiction in which the Partnership may elect to do business or own property.
Section 7.3    Title to Partnership Assets

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partners, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, in its sole and absolute discretion, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.
Section 7.4    Reimbursement of the General Partner and the Parent

A.    No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not receive payments from the Partnership or otherwise be compensated for its services as the general partner of the Partnership.

B.    Responsibility for Partnership and General Partner and Parent Expenses. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership’s organization, the ownership of its assets and its operations. The Partnership shall also be responsible for the administrative and operating costs and expenses incurred by the General Partner and the Parent, including, but not limited to, all expenses relating to the General Partner’s and the Parent’s (i) continued existence and subsidiary operations, (ii) offerings and registration of securities, (iii) preparation and filing of any periodic or other reports and communications required under federal, state or local laws and regulations, (iv) compliance with laws, rules and regulations promulgated by any regulatory body, and (v) operating or administrative costs incurred in the ordinary course of business on behalf of the Partnership; provided, however, that such costs and expenses shall not include any administrative or operating costs of the General Partner or the Parent attributable to assets owned by the General Partner or the Parent directly and not through the Partnership or its subsidiaries. The General Partner and the Parent, at the General Partner’s sole and absolute discretion, shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses the Parent or the General Partner

Exhibit 10.1

incurs relating to or resulting from the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, expenses related to the operations of the General Partner and the Parent and to the management and administration of any Subsidiaries of the General Partner, the Parent or the Partnership or Affiliates of the Partnership, such as auditing expenses and filing fees); provided, however, that (i) the amount of any such reimbursement shall be reduced by (x) any interest earned by the General Partner or the Parent with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership as permitted in Section 7.5.A (which interest is considered to belong to the Partnership and shall be paid over to the Partnership to the extent not applied to reimburse the General Partner or the Parent for expenses hereunder); and (y) any amount derived by the General Partner from any investments permitted in Section 7.5.A; (ii) the Partnership shall not be responsible for any taxes that the General Partner or the Parent would not have been required to pay if the Parent qualified as a REIT for U.S. federal income tax purposes or any taxes imposed on the General Partner or the Parent by reason of the Parent’s failure to distribute to its stockholders an amount equal to its taxable income; (iii) the Partnership shall not be responsible for expenses or liabilities incurred by the General Partner in connection with any business or assets of the General Partner other than its ownership of Partnership Interests or operation of the business of the Partnership or ownership of interests in Qualified Assets to the extent permitted in Section 7.5.A; and (iv) the Partnership shall not be responsible for any expenses or liabilities of the General Partner that are excluded from the scope of the indemnification provisions of Section 7.7.A by reason of the provisions of clause (i), (ii) or (iii) thereof. The General Partner shall determine in good faith the amount of expenses incurred by it or the Parent related to the ownership of Partnership Interests or operation of, or for the benefit of, the Partnership. If certain expenses are incurred that are related both to the ownership of Partnership Interests or operation of, or for the benefit of, the Partnership and to the ownership of other assets (other than Qualified Assets as permitted under Section 7.5.A) or the operation of other businesses, such expenses will be allocated to the Partnership and such other entities (including the General Partner and the Parent) owning such other assets or businesses in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. Such reimbursements shall be in addition to any reimbursement to the General Partner and the Parent pursuant to Section 10.3.C and as a result of indemnification pursuant to Section 7.7. All payments and reimbursements hereunder shall be characterized for U.S. federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner or the Parent.

C.    Partnership Interest Issuance Expenses. The General Partner and the Parent shall also be reimbursed for all expenses they incur relating to any issuance of Partnership Interests, Shares, Debt of the Partnership, Funding Debt of the General Partner or the Parent or rights, options, warrants or convertible or exchangeable securities pursuant to Article IV (including, without limitation, all costs, expenses, damages and other payments resulting from or arising in connection with litigation related to any of the foregoing), all of which expenses are considered by the Partners to constitute expenses of, and for the benefit of, the Partnership.

D.    Purchases of Shares by the Parent. If the Parent exercises its rights under the Charter to purchase Shares or otherwise elects or is required to purchase from its stockholders Shares in connection with a share repurchase or similar program or otherwise, or for the purpose of delivering such Shares to satisfy an obligation under any dividend reinvestment or equity purchase program

Exhibit 10.1

adopted by the Parent, any employee equity purchase plan adopted by the Parent or any similar obligation or arrangement undertaken by the Parent in the future, the purchase price paid by the Parent for those Shares and any other expenses incurred by the Parent in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursable to the Parent, subject to the conditions that: (i) if those Shares subsequently are to be sold by the Parent, the Parent shall pay to the Partnership any net proceeds received by the Parent for those Shares (provided, however, that an issuance of Shares upon redemption of Partnership Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (ii) if such Shares are required to be cancelled pursuant to applicable law or are not retransferred by the Parent within thirty (30) days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of Partnership Units (rounded to the nearest whole Partnership Unit) held by the Parent equal to the product attained by multiplying the number of those Shares by a fraction, the numerator of which is one and the denominator of which is the Conversion Factor.

E.    Reimbursement not a Distribution. Except as set forth in the succeeding sentence, if and to the extent any reimbursement made pursuant to this Section 7.4 is determined for U.S. federal income tax purposes not to constitute a payment of expenses of the Partnership, the amount so determined shall constitute a guaranteed payment with respect to capital within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners and shall not be treated as a distribution for purposes of computing the Partners’ Capital Accounts. Amounts deemed paid by the Partnership to the General Partner in connection with redemption of Partnership Units pursuant to clause (ii) of subparagraph (D) above shall be treated as a distribution for purposes of computing the Partner’s Capital Accounts.

F.    Funding for Certain Capital Transactions. In the event that the Parent shall undertake to acquire (whether by merger, consolidation, purchase or otherwise) the assets or equity interests of another Person and such acquisition shall require the payment of cash by the Parent (whether to such Person or to any other selling party or parties in such transaction or to one or more creditors, if any, of such Person or such selling party or parties), (i) the Partnership shall advance to the Parent the cash required to consummate such acquisition if, and to the extent that, such cash is not to be obtained by the Parent through an issuance of Shares described in Section 4.2 or pursuant to a transaction described in Section 7.5.B, (ii) the Parent shall, upon consummation of such acquisition, transfer to the Partnership (or cause to be transferred to the Partnership), in full and complete satisfaction of such advance and as required by Section 7.5, the assets or equity interests of such Person acquired by the Parent in such acquisition (or equity interests in Persons owning all of such assets or equity interests), and (iii) pursuant to and in accordance with Section 4.2 and Section 7.5.B, the Partnership shall issue to the Parent, Partnership Interests and/or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights that are substantially the same as those of any additional Shares, other equity securities, New Securities and/or Convertible Funding Debt, as the case may be, issued by the Parent in connection with such acquisition (whether issued directly to participants in the acquisition transaction or to third parties in order to obtain cash to complete the acquisition). In addition to, and without limiting, the foregoing, in the event that the Parent engages in a transaction in which (x) the Parent (or a wholly owned direct or indirect Subsidiary of the Parent) merges with another entity (referred to as the “Parent Entity”) that is organized in the “UPREIT format” (i.e., where the Parent Entity

Exhibit 10.1

holds substantially all of its assets and conducts substantially all of its operations through a partnership, limited liability company or other entity (referred to as an “Operating Entity”)) and the Parent survives such merger, (y) such Operating Entity merges with or is otherwise acquired by the Partnership in exchange in whole or in part for Partnership Interests, and (z) the Parent is required or elects to pay part of the consideration in connection with such merger involving the Parent Entity in the form of cash and part of the consideration in the form of Shares, the Partnership shall distribute to the Parent with respect to its existing Partnership Interest an amount of cash sufficient to complete such transaction and the General Partner shall cause the Partnership to cancel a number of Partnership Units (rounded to the nearest whole number) held by the Parent equal to the product attained by multiplying the number of additional Shares of the Parent that the Parent would have issued to the Parent Entity or the owners of the Parent Entity in such transaction if the entire consideration therefor were to have been paid in Shares by a fraction, the numerator of which is one and the denominator of which is the Conversion Factor.

Section 7.5    Outside Activities of the General Partner; Relationship of Shares to Partnership Units; Funding Debt

A.    General. Without the Consent of the Outside Limited Partners, the General Partner shall not, directly or indirectly, enter into or conduct any business other than in connection with the ownership, acquisition and disposition of Partnership Interests and the management of the business of the Partnership and such activities as are incidental thereto. Without the Consent of the Outside Limited Partners, the assets of the General Partner shall be limited to Partnership Interests and permitted debt obligations of the Partnership (as contemplated by Section 7.5.F); provided, however, that the General Partner shall be permitted to hold such bank accounts or similar instruments or accounts in its name as it deems necessary to carry out its responsibilities and purposes as contemplated under this Agreement and its organizational documents (provided that accounts held on behalf of the Partnership to permit the General Partner to carry out its responsibilities under this Agreement shall be considered to belong to the Partnership and the interest earned thereon shall, subject to Section 7.4.B, be applied for the benefit of the Partnership); and, provided further that, the General Partner shall be permitted to acquire Qualified Assets.

B.    Repurchase of Shares and Other Securities. If the Parent exercises its rights under the Charter to purchase Shares or otherwise elects to purchase from the holders thereof Shares, other equity securities of the Parent, New Securities or Convertible Funding Debt, then the General Partner shall cause the Partnership to purchase from the Parent (i) in the case of a purchase of Shares, that number of Partnership Units of the appropriate class equal to the product obtained by multiplying the number of Shares purchased by the Parent times a fraction, the numerator of which is one and the denominator of which is the Conversion Factor, or (ii) in the case of the purchase of any other securities on the same terms and for the same aggregate price that the Parent purchased such securities.

C.    Forfeiture of Shares. If the Partnership or the Parent acquires Shares as a result of the forfeiture of such Shares under an Equity Incentive Plan, then the General Partner shall cause the Partnership to cancel, without payment of any consideration to the Parent, that number of

Exhibit 10.1

Partnership Units of the appropriate class equal to the number of Shares so acquired, and, if the Partnership acquired such Shares, it shall transfer such Shares to the Parent for cancellation.

D.    Issuances of Shares and Other Securities. The Parent shall not grant, award or issue any additional Shares (other than Shares issued pursuant to Section 8.6 or pursuant to a dividend or distribution (including any stock split) of Shares to all of its stockholders that results in an adjustment to the Conversion Factor pursuant to clause (i), (ii) or (iii) of the definition thereof), other equity securities of the Parent, New Securities or Convertible Funding Debt unless (i) the General Partner shall cause, pursuant to Section 4.2.A, the Partnership to issue to the Parent, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially the same as those of such additional Shares, other equity securities, New Securities or Convertible Funding Debt, as the case may be, and (ii) in exchange therefor, the Parent transfers or otherwise causes to be transferred to the Partnership, as an additional Capital Contribution, the net proceeds (if any) from the grant, award, or issuance of such additional Shares, other equity securities, New Securities or Convertible Funding Debt, as the case may be, or from the exercise of rights contained in such additional Shares, other equity securities, New Securities or Convertible Funding Debt, as the case may be (or, in the case of an acquisition described in Section 7.4.F in which all or a portion of the cash required to consummate such acquisition is to be obtained by the Parent through an issuance of Shares described in Section 4.2, the Parent complies with such Section 7.4.F). Without limiting the foregoing, the Parent is expressly authorized to issue additional Shares, other equity securities, New Securities or Convertible Funding Debt, as the case may be, for less than fair market value, and the General Partner is expressly authorized, pursuant to Section 4.2.A, to cause the Partnership to issue to the Parent corresponding Partnership Interests, (for example, and not by way of limitation, the issuance of Shares and corresponding Partnership Units pursuant to a stock purchase plan providing for purchases of Shares, either by employees or stockholders, at a discount from fair market value or pursuant to employee stock options that have an exercise price that is less than the fair market value of the Shares, either at the time of issuance or at the time of exercise) as long as (a) the General Partner concludes in good faith that such issuance is in the interests of the General Partner, the Parent and the Partnership and (b) the Parent transfers all net proceeds (if any) from any such issuance or exercise to the Partnership as an additional Capital Contribution.

E.    Equity Incentive Plan. If at any time or from time to time, the Parent sells or otherwise issues Shares pursuant to any Equity Incentive Plan, the Parent shall transfer or cause to be transferred the proceeds of the sale of such Shares, if any, to the Partnership as an additional Capital Contribution in exchange for an amount of additional Partnership Units equal to the number of Shares so sold divided by the Conversion Factor.

F.    Funding Debt. The General Partner or the Parent or any wholly owned Subsidiary of either of them may incur a Funding Debt from a financial institution or other lender, including, without limitation, a Funding Debt that is convertible into Shares or otherwise constitutes a class of New Securities (“Convertible Funding Debt”), subject to the condition that the General Partner, the Parent or such Subsidiary, as the case may be, lend to the Partnership the net proceeds of such Funding Debt; provided, however, that Convertible Funding Debt shall be issued in accordance

Exhibit 10.1

with the provisions of Section 7.5.D above; and, provided further that the General Partner, the Parent or such Subsidiary shall not be obligated to lend the net proceeds of any Funding Debt to the Partnership in a manner that would be inconsistent with the Parent’s ability to qualify or remain qualified as a REIT. If the General Partner, the Parent or such Subsidiary enters into any Funding Debt, the loan to the Partnership shall be on comparable terms and conditions, including interest rate, repayment schedule, costs and expenses and other financial terms, as are applicable with respect to or incurred in connection with such Funding Debt.

G.    Capital Contributions of the Parent. The Capital Contributions by the Parent pursuant to Sections 7.5.D and 7.5.E will be deemed to equal the cash contributed by the General Partner plus (a) in the case of cash contributions funded by an offering of any equity interests in or other securities of the Parent, the offering costs attributable to the cash contributed to the Partnership to the extent not reimbursed pursuant to Section 7.4.C and (b) in the case of Partnership Units issued pursuant to Section 7.5.E, an amount equal to the difference between the Value of the Shares sold pursuant to any Equity Incentive Plan and the net proceeds of such sale.

H.    Tax Loans. The General Partner or the Parent may in its sole and absolute discretion, cause the Partnership to make an interest free loan to the General Partner or the Parent, as applicable, provided that the proceeds of such loans are used to satisfy any tax liabilities of the General Partner or the Parent, as applicable.

Section 7.6    Transactions with Affiliates

A.    Transactions with Certain Affiliates. Except as expressly permitted by this Agreement, with respect to any transaction with an Affiliate not negotiated on an arm’s-length basis, the Partnership shall not, directly or indirectly, sell, transfer or convey any property to, or purchase any property from, or borrow funds from, or lend funds to, any Partner or any Affiliate of the Partnership that is not also a Subsidiary of the Partnership, except pursuant to transactions that are determined in good faith by the General Partner to be on terms that are fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party.

B.    Joint Ventures. The Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes to be advisable.
C.    Services Agreement. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, any management, shared-services, development or advisory agreement with a property and/or asset manager (including an Affiliate of the Partnership, the Parent or the General Partner) for the provision of property management, asset management, leasing, development and/or similar services with respect to the Partnership properties and any agreement for the provision of services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, financial advisors and other professional and administrative services with an Affiliate of any of the Partnership, the Parent or the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

Exhibit 10.1

D.    Conflict Avoidance. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a non-competition arrangement and other conflict avoidance agreements with various Affiliates of the Partnership, the Parent and General Partner on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

E.    Benefit Plans Sponsored by the Partnership. The General Partner in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Parent, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them.

Section 7.7    Indemnification

A.    General. The Partnership shall indemnify each Indemnitee to the fullest extent provided by the Act from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements and other amounts, arising from or in connection with any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, incurred by the Indemnitee and relating to the Partnership or the General Partner or the Parent or the operation of, or the ownership of property by, the Indemnitee, Partnership or the General Partner or the Parent as set forth in this Agreement in which any such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established by a final determination of a court of competent jurisdiction that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guarantee, contractual obligation for any indebtedness or other obligation or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, does not create a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and any insurance proceeds from the liability policy covering the General Partner and any Indemnitee, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.

Exhibit 10.1

B.    Reimbursement of Expenses. Reasonable expenses expected to be incurred by an Indemnitee shall be paid or reimbursed by the Partnership in advance of the final disposition of any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative made or threatened against an Indemnitee upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.7.A has been met and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

C.    No Limitation of Rights. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

D.    Insurance. The Partnership may purchase and maintain insurance on behalf of the Indemnitees and such other Persons as the General Partner shall determine against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Indemnitee or Person against such liability under the provisions of this Agreement.

E.    No Personal Liability for Partners. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

F.    Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

G.    Benefit. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their employees, officers, directors, trustees, heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7, or any provision hereof, shall be prospective only and shall not in any way affect the limitation on the Partnership’s liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or related to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

H.    Indemnification Payments Not Distributions. If and to the extent any payments to the General Partner pursuant to this Section 7.7 constitute gross income to the General Partner (as opposed to the repayment of advances made on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners’ Capital Accounts.

Exhibit 10.1

I.Exception to Indemnification. Notwithstanding anything to the contrary in this Agreement, the General Partner shall not be entitled to indemnification hereunder for any loss, claim, damage, liability or expense for which the General Partner is obligated to indemnify the Partnership under any other agreement between the General Partner and the Partnership.

Section 7.8    Liability of the General Partner

A.    General. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner (which for the purposes of this Section 7.8 shall include the directors and officers of the General Partner and the Parent) shall not be liable for monetary or other damages to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission unless the General Partner acted in bad faith and the act or omission was material to the matter giving rise to the loss, liability or benefit not derived.

B.    Obligation to Consider Interests of Parent. The Limited Partners expressly acknowledge that the General Partner, in considering whether to dispose of any of the Partnership assets, shall take into account the tax consequences to the Parent of any such disposition and shall have no liability whatsoever to the Partnership or any Limited Partner for decisions that are based upon or influenced by such tax consequences.

C.    No Obligation to Consider Separate Interests of Limited Partners. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Limited Partners and the Parent’s stockholders, and that, except as set forth herein, the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary or other damages for losses sustained, liabilities incurred or benefits not derived by Limited Partners in connection with any decisions or actions made or taken or declined to be made or taken, provided that the General Partner has acted pursuant to its authority under this Agreement. Any decisions or actions not taken by the General Partner in accordance with the terms of this Agreement shall not constitute a breach of any duty owed to the Partnership or the Limited Partners by law or equity, fiduciary or otherwise. In the event of a conflict between the interests of the Limited Partners and the stockholders of the Parent, the General Partner shall act in the interests of the Parent’s stockholders, and neither the Parent nor the General Partner shall be liable for monetary or other losses sustained, liabilities incurred or benefits not derived by the Limited Partners in connection therewith.

D.    Actions of Agents. Subject to its obligations and duties as General Partner set forth in Section 7.1.A, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

Exhibit 10.1

E.    Effect of Amendment. Notwithstanding any other provision contained herein, any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

F.    Limitations of Fiduciary Duty. Sections 7.1.B, Section 7.7.E and this Section 7.8 and any other Section of this Agreement limiting the liability of the General Partner and/or the directors and officers of the Parent shall constitute an express limitation of any duties, fiduciary or otherwise, that they would owe the Partnership or the Limited Partners if such duty would be imposed by any law, in equity or otherwise.

Section 7.9    Other Matters Concerning the General Partner

A.    Reliance on Documents. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

B.    Reliance on Advisors. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which the General Partner reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

C.    Action Through Agents. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner hereunder.

D.    Actions to Maintain REIT Status or Avoid Taxation of the Parent. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Parent to qualify or continue to qualify as a REIT or (ii) to allow the Parent to avoid incurring any liability for taxes under Sections 857 or 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

Exhibit 10.1

Section 7.10    Reliance by Third Parties

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership, to enter into any contracts on behalf of the Partnership and to take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing, in each case except to the extent that such action imposes, or purports to impose, liability on the Limited Partner. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.
Section 7.11    Restrictions on General Partner’s Authority

The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of (i) all Partners adversely affected or (ii) such lower percentage of the Partnership Interests held by Limited Partners as may be specifically provided for under a provision of this Agreement or the Act. The preceding sentence shall not apply to any limitation or prohibition in this Agreement that expressly authorizes the General Partner to take action (either in its discretion or in specified circumstances) so long as the General Partner acts within the scope of such authority.
Section 7.12    Loans by Third Parties

The Partnership may incur Debt, or enter into similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any acquisition of property and any borrowings from, or guarantees of Debt of the General Partner or any of its Affiliates) with any Person upon such terms as the General Partner determines appropriate.

Exhibit 10.1

ARTICLE VIII

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 8.1    Limitation of Liability

The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5, or under the Act.
Section 8.2    Management of Business

No Limited Partner or Assignee (other than the General Partner, the Parent, any of their Affiliates, or any officer, director, employee, partner, agent or trustee of the General Partner, the Parent, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, the Parent, any of their Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Parent, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.
Section 8.3    Outside Activities of Limited Partners

Subject to Section 7.5, and subject to any agreements entered into pursuant to Section 7.6.B and to any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership, the Parent or a Subsidiary, any Limited Partner (other than the Parent) and any officer, director, employee, agent, trustee, Affiliate or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct or indirect competition with the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners (other than the Parent) or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner or the Parent to the extent expressly provided herein), and no Person (other than the General Partner and the Parent) shall have any obligation pursuant to this Agreement to offer any interest in any such business venture to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.
Section 8.4    Return of Capital

Except pursuant to the right of redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions

Exhibit 10.1

made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except as expressly provided otherwise in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee as to the return of Capital Contributions, allocations of income, gain, loss, deduction or credit, or distributions.
Section 8.5    Rights of Limited Partners Relating to the Partnership

A.    General. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.D, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner’s own expense:

(1)to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by either the Parent or the Partnership, if any, pursuant to the Exchange Act;

(2)to obtain a copy of the Partnership’s U.S. federal, state and local income tax returns for each Fiscal Year;

(3)to obtain a current list of the name of each Partner;

(4)to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

(5)to obtain true and full information regarding the amount of cash and a description and statement of the Agreed Value of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each Partner became a Partner; and

(6)other information regarding the affairs of the Partnership as is just and reasonable.

B.    Notice of Conversion Factor. The Partnership shall notify each Limited Partner upon request (i) of the then current Conversion Factor and (ii) of any changes to the Conversion Factor.

C.    Notice of Extraordinary Transaction of the Parent. The Parent shall not make any extraordinary distributions of cash or property to its stockholders or effect a merger (including, without limitation, a triangular merger), consolidation or other combination with or into another Person, a sale of all or substantially all of its assets or any other similar extraordinary transaction without providing written notice to the Limited Partners of its intention to make such distribution or effect such merger, consolidation, combination, sale or other extraordinary transaction at least twenty (20) Business Days prior to the record date to determine stockholders eligible to receive such distribution or to vote upon the approval of such merger, sale or other extraordinary transaction

Exhibit 10.1

(or, if no such record date is applicable, at least twenty (20) Business Days before consummation of such merger, sale or other extraordinary transaction), which notice shall describe in reasonable detail the action to be taken; provided, however, that the General Partner, in its sole and absolute discretion, may shorten the required notice period of not less than twenty (20) Business Days prior to the record date to determine the stockholders eligible to vote upon a merger transaction (but not any of the other transactions covered by this Section 8.5.C.) to a period of not less than ten (10) calendar days (thereby continuing to afford the holders of Partnership Units the opportunity to redeem Partnership Units under Section 8.6 on or prior to the record date for the stockholder vote on the merger transaction) so long as (i) (A) the Parent will be the surviving entity in such merger transaction, (B) immediately following the merger transaction, Persons who held voting securities of the Parent immediately prior to such merger transaction will hold, solely by reason of the ownership of voting securities of the Parent immediately prior to the merger transaction, voting securities of the Parent representing not less than fifty-one percent (51%) of the total combined voting power of all outstanding voting securities of the Parent after such merger, and (C) in the event that in connection with such merger transaction the Partnership will merge with another entity, the Partnership will be the surviving entity in such merger, or (ii) the Parent otherwise determines that it is in the best interests of the Parent to shorten such required notice period to a period of not less ten (10) calendar days. This provision for such notice shall not be deemed (i) to permit any transaction that otherwise is prohibited by this Agreement or requires a Consent of the Partners or (ii) to require a Consent on the part of any one or more of the Limited Partners to a transaction that does not otherwise require Consent under this Agreement. Each Limited Partner agrees, as a condition to the receipt of the notice pursuant hereto, to keep confidential the information set forth therein until such time as the Parent has made public disclosure thereof and to use such information during such period of confidentiality solely for purposes of determining whether to exercise the Redemption Right; provided, however, that a Limited Partner may disclose such information to its attorney, accountant and/or financial advisor for purposes of obtaining advice with respect to such exercise so long as such attorney, accountant and/or financial advisor agrees to receive and hold such information subject to this confidentiality requirement.

D.    Confidentiality. Notwithstanding any other provision of this Section 8.5, the General Partner and the Parent may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business or (ii) the Partnership or the Parent is required by law or by agreements with unaffiliated third parties to keep confidential, provided, however, that this Section 8.5.D shall not affect the notice requirements set forth in Section 8.5.C above.

Section 8.6    Redemption Right

A.    General. (i) Subject to Section 8.6.C and Section 11.6.E, at any time on or after one (1) year following the date of the initial issuance thereof (which, in the event of the transfer of a Class A Unit or Class B Unit, shall be deemed to be the date that the Class A Unit or such Class B Unit, as the case may be, was issued to the original recipient thereof for purposes of this Section 8.6 and, with respect to any Class A Unit received upon conversion of any Vested LTIP Unit, the

Exhibit 10.1

date that the LTIP Unit was issued to the original recipient thereof), the holder of a Class A Unit (if other than the Parent or any Subsidiary of the Parent), including any Vested LTIP Units that are converted into Class A Units in accordance with this Agreement and any Vesting Agreement, shall have the right (the “Redemption Right”) to require the Partnership to redeem such Class A Unit, with such redemption to occur on the Specified Redemption Date and at a redemption price equal to and in the form of the Cash Amount or the Shares Amount (as determined by the General Partner in its sole and absolute discretion) to be paid by the Partnership. Any such Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the holder of the Partnership Units who is exercising the Redemption Right (the “Redeeming Partner”). A Limited Partner may exercise the Redemption Right from time to time, without limitation as to frequency, with respect to part or all of the Partnership Units that it owns, as selected by the Limited Partner, provided, however, that a Limited Partner may not exercise the Redemption Right for fewer than one thousand (1,000) Partnership Units of a particular class unless such Redeeming Partner then holds fewer than one thousand (1,000) Partnership Units in that class, in which event the Redeeming Partner must exercise the Redemption Right for all of the Partnership Units held by such Redeeming Partner in that class, and provided further that, with respect to a Limited Partner which is an entity, such Limited Partner may exercise the Redemption Right for fewer than one thousand (1,000) Partnership Units without regard to whether or not such Limited Partner is exercising the Redemption Right for all of the Partnership Units held by such Limited Partner as long as such Limited Partner is exercising the Redemption Right on behalf of one or more of its equity owners in respect of one hundred percent (100%) of such equity owners’ interests in such Limited Partner. For purposes hereof, a Class A Unit issued upon conversion of a Class B Unit shall be deemed to have been issued when the Class B Unit was issued.

(ii)    The Redeeming Partner shall have no right with respect to any Partnership Units so redeemed to receive any distributions paid in respect of a Partnership Record Date for distributions in respect of Partnership Units after the Specified Redemption Date with respect to such Partnership Units.

(iii)    The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 8.6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner’s Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

(iv)    If the Parent provides notice to the Limited Partners, pursuant to Section 8.5.C, the Redemption Right shall be exercisable, without regard to whether the Partnership Units have been outstanding for any specified period, during the period commencing on the date on which the Parent provides such notice and ending on the record date to determine stockholders eligible to receive such distribution or to vote upon the approval of such merger, sale or other extraordinary transaction (or, if no such record date is applicable, at least twenty (20) Business Days before the consummation of such merger, sale or other extraordinary transaction). If this subparagraph (iv) applies, the Specified Redemption Date is the date on which the Partnership and the General Partner

Exhibit 10.1

receive notice of exercise of the Redemption Right, rather than ten (10) Business Days after receipt of the Notice of Redemption.

B.    Parent Assumption of Redemption Right. (i) If a Limited Partner has delivered a Notice of Redemption, the General Partner may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of Shares set forth in the Charter), elect to cause the Parent to assume directly and satisfy a Redemption Right. If such election is made by the General Partner, the Partnership shall determine whether the Parent shall pay the Redemption Amount in the form of the Cash Amount or the Shares Amount. The Partnership’s decision regarding whether such payment shall be made in the form of the Cash Amount or the Shares Amount shall be made by the General Partner, in its capacity as the general partner of the Partnership and in its sole and absolute discretion. Upon such payment by the Parent, the Parent shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to cause the Parent to assume directly and satisfy the Redemption Right, the Parent shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner’s exercise of the Redemption Right. If the General Partner shall exercise its right to cause the Parent to assume directly and satisfy the Redemption Right in the manner described in the first sentence of this Section 8.6.B and the Parent shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner’s exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership and the Parent shall, for U.S. federal income tax purposes, treat the transaction between the Parent and the Redeeming Partner as a sale of the Redeeming Partner’s Partnership Units to the Parent. Nothing contained in this Section 8.6.B shall imply any right of the General Partner to require any Limited Partner to exercise the Redemption Right afforded to such Limited Partner pursuant to Section 8.6.A.

(ii)    If the General Partner determines that the Parent shall satisfy a Redeeming Partner’s Redemption Right by issuing Shares, the total number of Shares to be issued to the Redeeming Partner in exchange for the Redeeming Partner’s Partnership Units shall be the applicable Shares Amount. If this amount is not a whole number of Shares, the Redeeming Partner shall (i) issue to such Redeeming Partner that number of Shares which equals the nearest whole number less than such amount (rounded down to the nearest whole number) plus (ii) pay an amount of cash which the General Partner determines, in its reasonable discretion, to represent the fair value of the remaining fractional Share which would otherwise be payable to the Redeeming Partner.

(iii)    Each Redeeming Partner agrees to execute such documents or provide such information or materials as the Parent may reasonably require in connection with the issuance of Shares upon exercise of the Redemption Right.

C.    Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of Sections 8.6.A and 8.6.B, a Partner shall not be entitled to exercise the Redemption Right pursuant to Section 8.6.A if (but only as long as) the delivery of Shares to such Partner on the Specified Redemption Date would (i) be prohibited under the restrictions on the ownership or transfer of Shares in the Charter, (ii) be prohibited under applicable federal or state securities laws or regulations

Exhibit 10.1

(in each case, regardless of whether the Parent would in fact assume and satisfy the Redemption Right), (iii) without limiting the foregoing, result in the Shares being owned by fewer than 100 persons (determined without reference to rules of attribution), (iv) without limiting the foregoing, result in the Parent being “closely held” within the meaning of Section 856(h) of the Code or cause the Parent to own, actually or constructively, ten percent (10%) or more of the ownership interests in a tenant of the Parent, the Partnership or a Subsidiary of the Partnership’s real property within the meaning of Section 856(d)(2)(B) of the Code, and (v) without limiting the foregoing, cause the acquisition of the Shares by the Redeeming Partner to be “integrated” with any other distribution of Shares for purposes of complying with the registration provision of the Securities Act, as amended. Notwithstanding the foregoing, the Parent may, in its sole and absolute discretion, waive such prohibition set forth in this Section 8.6.C.

D.    No Liens on Partnership Units Delivered for Redemption. Each Limited Partner covenants and agrees that all Partnership Units delivered for redemption shall be delivered to the Partnership or the Parent, as the case may be, free and clear of all liens; and, notwithstanding anything contained herein to the contrary, neither the Parent nor the Partnership shall be under any obligation to acquire Partnership Units which are or may be subject to any liens. Each Limited Partner further agrees that, if any state or local property transfer tax is payable as a result of the transfer of its Partnership Units to the Partnership or the Parent, such Limited Partner shall assume and pay such transfer tax.

E.    Additional Partnership Interests; Modification of Holding Period. If the Partnership issues Partnership Interests to any Additional Limited Partner pursuant to Article IV, the General Partner shall make such revisions to this Section 8.6 as it determines are necessary to reflect the issuance of such Partnership Interests (including setting forth any restrictions on the exercise of the Redemption Right with respect to such Partnership Interests which differ from those set forth in this Agreement), provided, however, that no such revisions shall materially adversely affect the rights of any other Limited Partner to exercise its Redemption Right without that Limited Partner’s prior written consent. In addition, the General Partner may, with respect to any holder or holders of Partnership Units, at any time and from time to time, as it shall determine in its sole and absolute discretion, (i) reduce or waive the length of the period prior to which such holder or holders may not exercise the Redemption Right or (ii) reduce or waive the length of the period between the exercise of the Redemption Right and the Specified Redemption Date.

ARTICLE IX

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.1    Records and Accounting

The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the

Exhibit 10.1

form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided, however, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.
Section 9.2    Fiscal Year

The fiscal year of the Partnership shall be the calendar year.
Section 9.3    Reports

A.    Annual Reports. As soon as practicable, but in no event later than the date on which the Parent mails its annual report to its stockholders, the General Partner shall cause to be mailed to each Limited Partner an annual report, as of the close of the most recently ended Fiscal Year, containing financial statements of the Partnership, or of the Parent if such statements are prepared on a consolidated basis with the Partnership, for such Fiscal Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the Parent.

B.    Quarterly Reports. If and to the extent that the Parent mails quarterly reports to its stockholders, as soon as practicable, but in no event later than the date on which such reports are mailed, the General Partner shall cause to be mailed to each Limited Partner a report containing unaudited financial statements, as of the last day of such fiscal quarter, of the Partnership, or of the Parent if such statements are prepared on a consolidated basis with the Partnership, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

C.    The General Partner shall have satisfied its obligations under Section 9.3.A and Section 9.3.B by posting or making available the reports required by this Section 9.3 on the website maintained from time to time by the Partnership or the Parent, provided that such reports are able to be printed or downloaded from such website.

ARTICLE X

TAX MATTERS

Section 10.1    Preparation of Tax Returns

The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for U.S. federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for U.S. federal and state income tax reporting purposes.

Exhibit 10.1

Section 10.2    Tax Elections

A.    Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code (including the election under Section 754 of the Code). The General Partner shall have the right to seek to revoke any such election upon the General Partner’s determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

B.    Without limiting the foregoing, the Partners, intending to be legally bound, hereby authorize the General Partner, on behalf of the Partnership, to make an election (the “LV Safe Harbor Election”) to have the “liquidation value” safe harbor provided in Proposed Treasury Regulation § 1.83-3(l) and the Proposed Revenue Procedure set forth in Internal Revenue Service Notice 2005-43, as such safe harbor may be modified when such proposed guidance is issued in final form or as amended by subsequently issued guidance (the “LV Safe Harbor”), apply to any interest in the Partnership transferred to a service provider while the LV Safe Harbor Election remains effective, to the extent such interest meets the LV Safe Harbor requirements (collectively, such interests are referred to as “LV Safe Harbor Interests”). The tax matters partner is authorized and directed to execute and file the LV Safe Harbor Election on behalf of the Partnership and the Partners. The Partnership and the Partners (including any person to whom an interest in the Partnership is transferred in connection with the performance of services) hereby agree to comply with all requirements of the LV Safe Harbor (including forfeiture allocations) with respect to all LV Safe Harbor Interests and to prepare and file all U.S. federal income tax returns reporting the tax consequences of the issuance and vesting of LV Safe Harbor Interests consistent with such final LV Safe Harbor guidance. The Partnership is also authorized to take such actions as are necessary to achieve, under the LV Safe Harbor, the effect that the election and compliance with all requirements of the LV Safe Harbor referred to above would be intended to achieve under Proposed Treasury Regulation § 1.83-3, including amending this Agreement.

Section 10.3    Tax Matters Partner

A.    The General Partner shall be the “tax matters partner” and the “partnership representative” of the Partnership for U.S. federal income tax purposes; provided, that the General Partner may resign, remove, and replace the Partnership’s partnership representative in its sole and absolute discretion (the Partnership’s tax matters partner or partnership representative, as applicable, for any taxable year of the Partnership shall be the “Tax Matters Partner” with respect to such year). Each Partner shall take such actions as are necessary to effect the designation of a Tax Matters Partner made in accordance with this Section 10.3, and the following provisions of this Section 10.3 shall apply with respect to each Tax Matters Partner for the taxable year(s) with respect to which such Tax Matters Partner is so designated.

B.    The Tax Matters Partner is authorized, but not required:

(1)    to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a “tax audit”

Exhibit 10.1

and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement the Tax Matters Partner may expressly state that such agreement shall bind all Partners, except that any such settlement agreement made with respect to a taxable year of the Partnership ending before the first taxable year that is subject to the BBA Rules shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a “notice partner” (as defined in Section 6231(a)(8) of the Code, as in effect before the BBA Rules) or a member of a “notice group” (as defined in Section 6223(b)(2) of the Code, as in effect before the BBA Rules);

(2)    if a notice of a final administrative adjustment at the Partnership level (a “Final Adjustment”) is mailed to the Tax Matters Partner or General Partner, to seek judicial review of such Final Adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership’s principal place of business is located;

(3)    to intervene in any action brought by any other Partner for judicial review of a Final Adjustment;

(4)    to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

(5)    to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item;

(6)    to take any other action on behalf of the Partnership or the Partners of the Partnership in connection with any tax audit or judicial review proceeding, to the extent permitted by applicable law or regulations, including without limitation to make (or to forego) any elections available under Section 6221 or Section 6226 of the Code and to make (or to forego) any reductions to “imputed underpayments” assessed against the Partnership that may be available under Section 6225(c) of the Code (in each case, as modified by the BBA Rules);

(7)to take any other action that may be required to permit any Partner that is taxable as a REIT to issue a deficiency dividend with respect to any adjustment made under the BBA Rules; and

(8)to take any other action permitted or required by the Code and Regulations in connection with its role as Tax Matters Partner, except to the extent explicitly restricted otherwise by this Agreement.

The taking of any action and the incurring of any expense by a Tax Matters Partner in connection with any such audit or proceeding referred to herein, except to the extent required by law, is a matter in the sole and absolute of the Tax Matters Partner. The provisions relating to indemnification of

Exhibit 10.1

the General Partner set forth in Section 7.7 shall be fully applicable to the Tax Matters Partner in its capacity as such. Each Partner agrees to take all actions that the Tax Matters Partner informs it are reasonably necessary to effect a decision of the Tax Matters Partner in its capacity as such, including without limitation (i) providing any information reasonably requested in connection with any tax audit or related proceeding (which information may be freely disclosed to the Internal Revenue Service or other relevant taxing authorities), (ii) paying all liabilities attributable to such Partner as the result of an election under Section 6226 of the Code, (iii) making any tax filings that the Partnership Representative determines to be necessary or appropriate to reduce an imputed underpayment under Section 6225(c) of the Code, and/or (iv) paying all liabilities associated with such tax filings. If any tax audit under the BBA Rules or similar foreign, state, or local laws or regulations results in the imposition of a tax liability on the Partnership and the General Partner determines that any portion of such liability is attributable to a Partner, then at the General Partner’s election such amount shall, without duplication (x) be deemed to be an amount withheld pursuant to Section 10.5, or (y) be contributed by such Partner to the Partnership.  Any amount contributed under the preceding sentence shall be taken into account for purposes of maintaining Capital Account balances to the extent required by applicable Regulations, but shall not be treated as a Capital Contribution or otherwise increase the contributing Partner’s rights to any Partnership Units or distributions or other amounts from the Partnership.  Notwithstanding any provision of this Agreement to the contrary, each Partner agrees that its obligations to comply with the Partnership Representative’s decisions and to make payments under this Section 10.3(B) shall survive any transfer of its Partnership interest and the termination of the Partnership, and such Person shall reimburse and indemnify the Partnership and the General Partner against any liability that the General Partner would be attributed to such Person under this Section 10.3(B) regardless of whether such Person is a Partner at the time of determination; provided, that the General Partner may instead enforce this provision against any successor in interest of such Person.  In accordance with Section 7.7, each Partner shall indemnify and hold harmless the General Partner with respect to all liabilities attributed to such Partner under this Section 10.3(B), provided that any such indemnification payments shall not be duplicative with amounts paid to the Partnership under this Section 10.3(B). References to Code Sections in this paragraph are to such provisions as amended by the BBA Rules.
C.    Reimbursement. The Tax Matters Partner shall receive no compensation for its services. All third party costs and expenses incurred by the Tax Matters Partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm and/or law firm to assist the Tax Matters Partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

Section 10.4    Organizational Expenses

The Partnership shall elect to deduct expenses as provided in Section 709 of the Code.
Section 10.5    Withholding

Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of U.S. federal, state, local, or foreign taxes

Exhibit 10.1

that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable, allocable or otherwise transferred to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, 1446 or 1471-1474, inclusive, of the Code and the Regulations thereunder. Any amount paid on behalf of or with respect to a Limited Partner (other than amounts actually withheld from payments to a Limited Partner) shall constitute a loan by the Partnership, to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed or otherwise paid to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner’s Partnership Interest to secure such Limited Partner’s obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. If a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points (but not higher than the maximum rate that may be charged under law) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request to perfect or enforce the security interest created hereunder.

ARTICLE XI

TRANSFERS AND WITHDRAWALS

Section 11.1    Transfer

A.    Definition. The term “transfer,” when used in this Article XI with respect to a Partnership Interest or a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term “transfer” when used in this Article XI does not include any redemption or repurchase of Partnership Units by the Partnership from a Partner or acquisition of Partnership Units from a Limited Partner by the Parent pursuant to Section 8.6 or otherwise. No part of the interest of a Limited Partner shall be subject

Exhibit 10.1

to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

B.    General. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void.

Section 11.2    Transfers of Partnership Interests of General Partner

A.    General. Other than to an Affiliate of the Parent, the General Partner may not transfer any of its Partnership Interests except in connection with (i) a transaction permitted under Section 11.2.B, (ii) a Transfer to any wholly owned Subsidiary of the General Partner or the owner of all of the ownership interests of the General Partner, or (iii) as otherwise expressly permitted under this Agreement, nor shall the General Partner withdraw as General Partner except in connection with a transaction permitted under Section 11.2.B or any Transfer, merger, consolidation, or other combination permitted under clause (ii) of this Section 11.2.A.

B.    Termination Transactions. Neither the General Partner nor the Parent shall engage in any merger (including, without limitation, a triangular merger), consolidation or other combination with or into another Person (other than any transaction permitted by Section 11.2.A), any sale of all or substantially all of its assets or any reclassification, recapitalization or change of outstanding Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of “Conversion Factor”) (a “Termination Transaction”), unless:

(i)the Consent of the Outside Limited Partners is obtained;

(ii)following such Termination Transaction, substantially all of the assets directly or indirectly owned by the surviving entity are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership; or

(iii)in connection with such Termination Transaction all Partners either will receive, or will have the right to receive, for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid to a holder of Shares, if any, corresponding to such Unit in consideration of one such Share at any time during the period from and after the date on which the Termination Transaction is consummated; provided, however, that, if in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the percentage required for the approval of mergers under the organizational documents of the Parent, each holder of Partnership Units shall receive, or shall have the right to receive without any right of Consent set forth above in this Section 11.2.B, the greatest amount of cash, securities, or other property which such holder would have received had it exercised the Redemption Right and received Shares in exchange for its Partnership Units immediately prior to

Exhibit 10.1

the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer.

C.    Creation of New General Partner. The General Partner shall not enter into an agreement or other arrangement providing for or facilitating the creation of a General Partner other than the General Partner, unless the successor General Partner executes and delivers a counterpart to this Agreement in which such General Partner agrees to be fully bound by all of the terms and conditions contained herein that are applicable to a General Partner.

Section 11.3    Limited Partners’ Rights to Transfer

A.    General. Except to the extent expressly permitted in Sections 11.3.B and 11.3.C or in connection with the exercise of a Redemption Right pursuant to Section 8.6, a Limited Partner may not transfer all or any portion of its Partnership Interest, or any of such Limited Partner’s rights as a Limited Partner, without the prior written consent of the General Partner, which consent may be withheld in the General Partner’s sole and absolute discretion. Any transfer otherwise permitted under Sections 11.3.B and 11.3.C shall be subject to the conditions set forth in Section 11.3.D and 11.3.E, and all permitted transfers shall be subject to Section 11.5 and Section 11.6.

B.    Incapacitated Limited Partner. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner’s estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partner, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

C.    Permitted Transfers. A Limited Partner may transfer, with or without the consent of the General Partner, all or any portion of its Partnership Interest (i) in the case of a Limited Partner who is an individual, to a member of his or her Immediate Family, any trust formed for the benefit of himself or herself and/or members of his or her Immediate Family, or any partnership, limited liability company, joint venture, corporation or other business entity comprised only of himself or herself and/or members of his or her Immediate Family and entities the ownership interests in which are owned by or for the benefit of himself or herself and/or members of his or her Immediate Family, (ii) in the case of a Limited Partner which is a trust, to the beneficiaries of such trust, (iii) in the case of a Limited Partner which is a partnership, limited liability company, joint venture, corporation or other business entity to which Units were transferred pursuant to clause (i) above, to its partners, owners or stockholders, as the case may be, who are members of the Immediate Family of or are actually the Person(s) who transferred Partnership Units to it pursuant to clause (i) above, (iv) in the case of a Limited Partner which acquired Partnership Units as of the date hereof and which is a partnership, limited liability company, joint venture, corporation or other business entity, to its partners, owners, stockholders or Affiliates thereof, as the case may be, or the Persons owning the beneficial interests in any of its partners, owners or stockholders or Affiliates thereof (it being understood that this clause (iv) will apply to all of each Person’s Interests whether the Partnership Units relating thereto were acquired on the date hereof or hereafter), (v) in the case of a Limited Partner which is a partnership, limited liability company, joint venture, corporation or other business

Exhibit 10.1

entity other than any of the foregoing described in clause (iii) or (iv), in accordance with the terms of any agreement between such Limited Partner and the Partnership pursuant to which such Partnership Interest was issued, (vi) pursuant to a gift or other transfer without consideration, (vii) pursuant to applicable laws of descent or distribution, (viii) to another Limited Partner and (ix) pursuant to a grant of security interest or other encumbrance effectuated in a bona fide transaction or as a result of the exercise of remedies related thereto, subject to the provisions of Section 11.3.E hereof. A trust or other entity will be considered formed “for the benefit” of a Partner’s Immediate Family even though some other Person has a remainder interest under or with respect to such trust or other entity.

D.    No Transfers Violating Securities Laws. The General Partner may prohibit any transfer of Partnership Units by a Limited Partner unless it receives a written opinion of legal counsel (which opinion and counsel shall be reasonably satisfactory to the Partnership) to such Limited Partner to the effect that such transfer would not require filing of a registration statement under the Securities Act or would not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Unit or, at the option of the Partnership, an opinion of legal counsel to the Partnership to the same effect.

E.    No Transfers to Holders of Nonrecourse Liabilities. No pledge or transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan otherwise constitutes a Nonrecourse Liability unless (i) the General Partner is provided prior written notice thereof and (ii) the lender enters into an arrangement with the Partnership and the General Partner to exchange or redeem for the Redemption Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

Section 11.4    Substituted Limited Partners

A.    Consent of General Partner. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in its place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner’s failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership, the General Partner or any Partner. The General Partner hereby grants its consent to the admission as a Substituted Limited Partner to any bona fide financial institution that loans money or otherwise extends credit to a holder of Partnership Units and thereafter becomes the owner of such Partnership Units pursuant to the exercise by such financial institution of its rights under a pledge of such Partnership Units granted in connection with such loan or extension of credit.

B.    Rights of Substituted Partner. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of

Exhibit 10.1

any transferee as a Substituted Limited Partner shall be conditioned upon the transferee executing and delivering to the Partnership an acceptance of all the terms and conditions of this Agreement (including, without limitation, the provisions of Section 15.11) and such other documents or instruments as the Partnership may reasonably require to effect the admission.

C.    Partner Registry. Upon the admission of a Substituted Limited Partner, the General Partner shall update the Partner Registry in the books and records of the Partnership as it deems necessary to reflect such admission in the Partner Registry.

Section 11.5    Assignees

If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Partnership Units assigned to such transferee, and shall have the rights granted to the Limited Partners under Section 8.6, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Limited Partners are voted). If any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.
Section 11.6    General Provisions

A.    Withdrawal of Limited Partner. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner’s Partnership Units in accordance with this Article XI or pursuant to redemption of all of its Partnership Units under Section 8.6.

B.    Termination of Status as Limited Partner. Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article XI or pursuant to redemption of all of its Partnership Units under Section 8.6 shall cease to be a Limited Partner.

C.    Timing of Transfers. Transfers pursuant to this Article XI may only be made upon three (3) Business Days prior notice to the General Partner, unless the General Partner otherwise agrees.

D.    Allocations. If any Partnership Interest is transferred during any quarterly segment of the Partnership’s fiscal year in compliance with the provisions of this Article XI or redeemed or transferred pursuant to Section 8.6, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor

Exhibit 10.1

Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code and corresponding Regulations, using the interim closing of the books method (unless the General Partner, in its sole and absolute discretion, elects to adopt a daily, weekly, or a monthly proration period, in which event Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be prorated based upon the applicable method selected by the General Partner). Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or redemption occurs shall be allocated to the Person who is a Partner as of midnight on the last day of said month. All distributions of Available Cash attributable to any Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and, in the case of a transfer or assignment other than a redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

E.    Additional Restrictions. Notwithstanding anything to the contrary herein, and in addition to any other restrictions on transfer herein contained, including, without limitation, the provisions of Article VII and this Article XI, in no event may any transfer or assignment of a Partnership Interest by any Partner (including pursuant to Section 8.6) be made without the express consent of the General Partner, in its sole and absolute discretion, (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if in the opinion of legal counsel to the Partnership there is a significant risk that such transfer would cause a termination of the Partnership for U.S. federal or state income tax purposes (except as a result of the redemption or exchange for Shares of all Partnership Units held by all Limited Partners other than the General Partner, or any Subsidiary of either, or pursuant to a transaction expressly permitted under Section 11.2); (v) if in the opinion of counsel to the Partnership, there is a significant risk that such transfer would cause the Partnership to be treated as an association taxable as a corporation for U.S. federal income tax purposes; (vi) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (vii) if such transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code and the Regulations thereunder or such transfer causes the Partnership to become a “publicly traded partnership,” as such term is defined in Sections 469(k)(2) or 7704(b) of the Code (provided, however, that, this clause (vii) shall not be the basis for limiting or restricting in any manner the exercise of the Redemption Right under Section 8.6 unless, and only to the extent that, outside tax counsel provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a “publicly traded partnership” and, by reason thereof, taxable as a corporation for U.S. federal income tax purposes); (viii) if such transfer subjects the Partnership or the activities of the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended; or (ix) if in the opinion of legal counsel for the Partnership, there is a risk that such transfer would adversely affect the ability of the Parent to qualify or continue to qualify as a REIT or subject the Parent to any additional taxes under Sections 857 or 4981 of the Code.

Exhibit 10.1

F.    Avoidance of “Publicly Traded Partnership” Status. The General Partner shall monitor the transfers of interests in the Partnership to determine (i) if such interests are being traded on an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code and (ii) whether additional transfers of interests would result in the Partnership being unable to qualify for at least one of the “safe harbors” set forth in Regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as “readily tradable on a secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code) (the “Safe Harbors”). The General Partner shall take all steps reasonably necessary or appropriate to prevent any trading of interests or any recognition by the Partnership of transfers made on such markets and, except as otherwise provided herein, to insure that at least one of the Safe Harbors is met; provided, however, that the foregoing shall not authorize the General Partner to limit or restrict in any manner the right of any holder of a Partnership Unit to exercise the Redemption Right in accordance with the terms of Section 8.6 unless, and only to the extent that, outside tax counsel provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a “publicly traded partnership” and, by reason thereof, taxable as a corporation.

ARTICLE XII

ADMISSION OF PARTNERS

Section 12.1    Admission of a Successor General Partner

A successor to all of the General Partner’s General Partner Interest pursuant to Section 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such successor shall carry on the business of the Partnership without dissolution. In such case, the admission shall be subject to such successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.
Section 12.2    Admission of Additional Limited Partners

A.    General. No Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent shall be given or withheld in the General Partner’s sole and absolute discretion. A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement or who exercises an option to receive Partnership Units shall be admitted to the Partnership as an Additional Limited Partner only with the consent of the General Partner and only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 15.11 and (ii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner to effect such Person’s admission as an Additional Limited Partner. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person

Exhibit 10.1

is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

B.    Allocations to Additional Limited Partners. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Fiscal Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Fiscal Year in accordance with Section 706(d) of the Code, using the interim closing of the books method (unless the General Partner, in its sole and absolute discretion, elects to adopt a daily, weekly or monthly proration method, in which event Net Income, Net Losses, and each item thereof would be prorated based upon the applicable period selected by the General Partner). Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

Section 12.3    Amendment of Agreement and Certificate of Limited Partnership

For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment to the Partner Registry) and, if required by law, shall prepare and file an amendment to the Certificate of Limited Partnership and may for this purpose exercise the power of attorney granted pursuant to Section 15.11.
Section 12.4    Limit on Number of Partners

Unless otherwise permitted by the General Partner in its sole and absolute discretion, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have a number of Partners that would cause the Partnership to become a reporting company under the Exchange Act.

ARTICLE XIII

DISSOLUTION AND LIQUIDATION

Section 13.1    Dissolution

The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General

Exhibit 10.1

Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (“Liquidating Events”):
(i)    an event of withdrawal of the General Partner (other than an event of bankruptcy) unless within ninety (90) days after the withdrawal, the written Consent of the Outside Limited Partners to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner is obtained;

(ii)    an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

(iii)    entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

(iv)ninety (90) days after the sale of all or substantially all of the assets and properties of the Partnership for cash or for marketable securities;

(v)the redemption of all Partnership Units other than those held by the General Partner; or

(vi)a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to or at the time of the entry of such order or judgment, the written Consent of the Outside Limited Partners is obtained to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

Section 13.2    Winding Up

A.    General. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs. The General Partner (or, if there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the “Liquidator”)) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership’s liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include equity or other securities of the General Partner or any other entity) shall be applied and distributed in the following order:

(1)First, to the payment and discharge of all of the Partnership’s debts and liabilities to creditors other than the Partners;

Exhibit 10.1

(2)Second, to the payment and discharge of all of the Partnership’s debts and liabilities to the General Partner;

(3)Third, to the payment and discharge of all of the Partnership’s debts and liabilities to the Limited Partners;

(4)Fourth, to the holders of Partnership Interests that are entitled to any preference in distribution upon liquidation in accordance with the rights of any such class or series of Partnership Interests (and, within each such class or series, to each holder thereof pro rata based on its Percentage Interest in such class); and

(5)The balance, if any, to the Partners in accordance with their positive Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XIII.
B.    Deferred Liquidation. Notwithstanding the provisions of Section 13.2.A which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

Section 13.3    Compliance with Timing Requirements of Regulations; Restoration of Deficit Capital Accounts

A.    Timing of Distributions. If the Partnership is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made under this Article XIII to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). In the sole and absolute discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article XIII may be: (A) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership and paying any contingent or unforeseen

Exhibit 10.1

liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership (in which case the assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement); or (B) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided, however, that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

B.    Restoration of Deficit Capital Accounts upon Liquidation of the Partnership. If any Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever, except as otherwise set forth in this Section 13.3.B, or as otherwise expressly agreed in writing by the affected Partner and the Partnership after the date hereof. Notwithstanding the foregoing, (i) if the General Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions, and allocations for all Partnership years or portions thereof, including the year during which such liquidation occurs), the General Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(3); (ii) if a DRO Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions, and allocations for all Partnership Years or portions thereof, including the year during which such liquidation occurs), such DRO Partner shall be obligated to make a contribution to the Partnership with respect to any such deficit balance in such DRO Partner’s Capital Account upon a liquidation of the Partnership in an amount equal to the lesser of such deficit balance or such DRO Partner’s DRO Amount; and (iii) the first sentence of this Section 13.3.B shall not apply with respect to any other Partner to the extent, but only to such extent, that such Partner previously has agreed in writing, with the consent of the General Partner, to undertake an express obligation to restore all or any portion of a deficit that may exist in its Capital Account upon a liquidation of the Partnership. No Limited Partner shall have any right to become a DRO Partner, to increase its DRO Amount, or otherwise agree to restore any portion of any deficit that may exist in its Capital Account without the express written consent of the General Partner, in its sole and absolute discretion. Any contribution required of a Partner under this Section 13.3.B shall be made on or before the later of (i) the end of the Partnership Year in which the interest is liquidated or (ii) the ninetieth (90th) day following the date of such liquidation. The proceeds of any contribution to the Partnership made by a DRO Partner with respect to a deficit in such DRO Partner’s Capital Account balance shall be treated as a Capital Contribution by such DRO Partner and the proceeds thereof shall be treated as assets of the Partnership to be applied as set forth in Section 13.2.A.

C.    Restoration of Deficit Capital Accounts upon a Liquidation of a Partner’s Interest by Transfer. If a DRO Partner’s interest in the Partnership is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) (other than in connection with a liquidation of the Partnership) which term shall include a redemption by the Partnership of such DRO Partner’s interest

Exhibit 10.1

upon exercise of the Redemption Right, and such DRO Partner is designated on Exhibit E as a Part II DRO Partner, such DRO Partner shall be required to contribute cash to the Partnership equal to the lesser of (i) the amount required to increase its Capital Account balance as of such date to zero, or (ii) such DRO Partner’s DRO Amount. For this purpose, (i) the DRO Partner’s deficit Capital Account balance shall be determined by taking into account all contributions, distributions, and allocations for the portion of the Fiscal Year ending on the date of the liquidation or redemption, and (ii) solely for purposes of determining such DRO Partner’s Capital Account balance, the General Partner shall redetermine the Carrying Value of the Partnership’s assets on such date based upon the principles set forth in Section 1.D of Exhibit B hereto, and shall take into account the DRO Partner’s allocable share of any Unrealized Gain or Unrealized Loss resulting from such redetermination in determining the balance of its Capital Account. The amount of any payment required hereunder shall be due and payable within the time period specified in the second to last sentence of Section 13.3.B.

D.    Effect of the Death of a DRO Partner. After the death of a DRO Partner who is an individual, the executor of the estate of such DRO Partner may elect to reduce (or eliminate) the DRO Amount of such DRO Partner. Such elections may be made by such executor by delivering to the General Partner within two hundred and seventy (270) days of the death of such Limited Partner, a written notice setting forth the maximum deficit balance in its Capital Account that such executor agrees to restore under this Section 13.3, if any. If such executor does not make a timely election pursuant to this Section 13.3 (whether or not the balance in the applicable Capital Account is negative at such time), then the DRO Partner’s estate (and the beneficiaries thereof who receive distributions of Partnership Interests therefrom) shall be deemed a DRO Partner with a DRO Amount in the same amount as the deceased DRO Partner. Any DRO Partner which itself is a partnership for U.S. federal income tax purposes may likewise elect, after the date of its partner’s death to reduce (or eliminate) its DRO Amount by delivering a similar notice to the General Partner within the time period specified above, and in the absence of any such notice the DRO Amount of such DRO Partner shall not be reduced to reflect the death of any of its partners.

Section 13.4    Rights of Limited Partners

Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise expressly provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of its Capital Contributions, distributions, or allocations.
Section 13.5    Notice of Dissolution

If a Liquidating Event occurs or an event occurs that would, but for provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner).

Exhibit 10.1

Section 13.6    Cancellation of Certificate of Limited Partnership

Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2, the Partnership shall be terminated and the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.
Section 13.7    Reasonable Time for Winding Up
A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2, to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect among the Partners during the period of liquidation.
Section 13.8    Waiver of Partition

Each Partner hereby waives any right to partition of the Partnership property.
Section 13.9    Liability of Liquidator

The Liquidator shall be indemnified and held harmless by the Partnership in the same manner and to the same degree as an Indemnitee may be indemnified pursuant to Section 7.7.

ARTICLE IV

AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

Section 14.1    Amendments

A.    General. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partner holding Partnership Interests representing twenty-five percent (25%) or more of the Percentage Interest of the Class A Units. Following such proposal (except an amendment governed by Section 14.1.B), the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written Consent of the Partners as set forth in this Section 14.1 on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written Consent, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) calendar days, any failure to respond in such time period shall constitute a vote in favor of the recommendation of the General Partner. A proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and, except as provided in Section 14.1.B, 14.1.C or 14.1.D, it receives the Consent of the Partners holding Partnership Interests representing more than fifty percent (50%) of the Percentage Interest of the Class A Units (including Class A Units held by the Parent).

Exhibit 10.1

B.    Amendments Not Requiring Limited Partner Approval. Notwithstanding Section 14.1.A but subject to Section 14.1.C, the General Partner shall have the power, without the Consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

(1)    to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

(2)    to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement (which may be effected through the replacement of the Partner Registry with an amended Partner Registry);

(3)    to set forth the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Article IV;

(4)    to reflect a change that does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions of this Agreement, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

(5)    to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal, state or local agency or contained in federal, state or local law;

(6)to modify the method by which Partners’ Capital Accounts, or any debits or credits thereto, are computed, in each case in accordance with Section 1.E of Exhibit B to this Agreement;

(7)to take into account any Regulations or other guidance issued under or with respect to the BBA Rules in such manner as the General Partner in its sole discretion determines to be necessary or appropriate, including any such Regulations relating to the maintenance of Capital Accounts; and

(8)to include provisions in the Agreement that may be referenced in any rulings, regulations, notices, announcements, or other guidance regarding the U.S. federal income tax treatment of compensatory partnership interests issued and made effective after the date hereof or in connection with any elections that the General Partner determines to be necessary or advisable in respect of any such guidance. Any such amendment may include, without limitation, (a) a provision authorizing or directing the General Partner to make any election under such guidance, (b) a covenant by the Partnership that all of the Partners must (I) comply with the such guidance and (II) take all actions (or, as the case may be, not take any action) necessary, including providing the Partnership with any required information, to permit the Partnership to comply with the requirements set forth or referred to in the Regulations for such election or other related guidance

Exhibit 10.1

from the IRS, and (c) an amendment to the capital account maintenance provisions and the allocation provisions contained in Exhibit B or Exhibit C of this Agreement so that such provisions comply with (I) the provisions of the Code and the Regulations as they apply to the issuance of compensatory partnership interests and (II) the requirements of such guidance and any election made by the General Partner with respect thereto, including, a provision requiring “forfeiture allocations” as appropriate.

The General Partner shall notify the Limited Partners in writing when any action under this Section 14.1.B is taken in the next regular communication to the Limited Partners or within ninety (90) days of the date thereof, whichever is earlier.
C.    Amendments Requiring Limited Partner Approval (Excluding the Parent). Notwithstanding Sections 14.1.A and 14.1.B, without the Consent of the Outside Limited Partners, the General Partner shall not amend Section 4.2.A, Section 7.1.A (second sentence only), Section 7.5, Section 7.6, Section 7.8, Section 7.11, Section 11.2, Section 13.1, the last sentence of Section 11.4.A (provided, however, that no such amendment shall in any event adversely affect the rights of any lender who made a loan or who extended credit and received in connection therewith a pledge of Partnership Units prior to the date such amendment is adopted unless, and only to the extent such lender consents thereto), this Section 14.1.C or Section 14.2.

D.    Other Amendments Requiring Certain Limited Partner Approval. Notwithstanding anything in this Section 14.1 to the contrary, this Agreement shall not be amended with respect to any Partner adversely affected without the Consent of such Partner adversely affected or to any Assignee who is a bona fide financial institution that loans money or otherwise extends credit to a holder of Partnership Units that is adversely affected, but in either case only if such amendment would (i) convert such Limited Partner’s interest in the Partnership into a general partner’s interest, (ii) modify the limited liability of such Limited Partner, (iii) amend Section 7.11, (iv) amend Article V or Article VI (except as permitted pursuant to Sections 4.2, 5.4, 6.2 and 14.1.B(3)), (v) amend Section 8.6 or any defined terms set forth in Article I that relate to the Redemption Right (except as permitted in Section 8.6.E), or (vi) amend Sections 11.3 or 11.5, or add any additional restrictions to Section 11.6.E or amend Section 14.1.B(4) or this Section 14.1.D.

E.    Amendment and Restatement of Partner Registry Not an Amendment. Notwithstanding anything in this Article XIV or elsewhere in this Agreement to the contrary, any amendment and restatement of the Partner Registry by the General Partner to reflect events or changes otherwise authorized or permitted by this Agreement shall not be deemed an amendment of this Agreement and may be done at any time and from time to time, as determined by the General Partner without the Consent of the Limited Partners and without any notice requirement.

Section 14.2    Meetings of the Partners

A.    General. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding Partnership Interests representing twenty-five percent (25%) or more of the Percentage Interest of the Class A Units (including Class A Units held by the Parent). The call shall state the nature of

Exhibit 10.1

the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners entitled to vote may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1.A. Except as otherwise expressly provided in this Agreement, the Consent of holders of Partnership Interests representing a majority of the Percentage Interests of the Class A Units shall control (including Class A Units held by the Parent).

B.    Actions Without a Meeting. Except as otherwise expressly provided by this Agreement, any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by Partners holding Partnership Interests representing more than fifty percent (50%) (or such other percentage as is expressly required by this Agreement) of the Percentage Interest of the Class A Units (including Class A Units held by the Parent). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of Partners. Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the date on which written consents from the Partners holding the required Percentage Interest of the Class A Units have been filed with the General Partner.

C.    Proxy. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership’s receipt of written notice thereof.

D.    Conduct of Meeting. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

ARTICLE XV

GENERAL PROVISIONS

Section 15.1    Addresses and Notice

Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person, when sent by first class United States mail or by other means of written communication (including, but not limited to, via e-mail) to the Partner or Assignee at the address set forth in the Partner Registry or such other address as the Partners shall notify the General Partner in writing.

Exhibit 10.1

Section 15.2    Titles and Captions

All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” “Sections” and “Exhibits” are to Articles, Sections and Exhibits of this Agreement.
Section 15.3    Pronouns and Plurals

Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.
Section 15.4    Further Action

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
Section 15.5    Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
Section 15.6    Creditors

Other than as expressly set forth herein with regard to any Indemnitee, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.
Section 15.7    Waiver

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.
Section 15.8    Counterparts

This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.
Section 15.9    Applicable Law

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Exhibit 10.1

Section 15.10    Invalidity of Provisions

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.
Section 15.11    Power of Attorney

A.    General. Each Limited Partner and each Assignee who accepts Partnership Units (or any rights, benefits or privileges associated therewith) is deemed to irrevocably constitute and appoint the General Partner, any Liquidator and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

(1)    execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or any Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property, (b) all instruments that the General Partner or any Liquidator deem appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms, (c) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation, (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, XII or XIII or the Capital Contribution of any Partner and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

(2)    execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained in this Section 15.11 shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article XIV or as may be otherwise expressly provided for in this Agreement.
B.    Irrevocable Nature. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners

Exhibit 10.1

will be relying upon the power of the General Partner or any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner’s or Assignee’s Partnership Units and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner’s or Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

Section 15.12    Entire Agreement

This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any prior written oral understandings or agreements among them with respect thereto.
Section 15.13    No Rights as Stockholders

Nothing contained in this Agreement shall be construed as conferring upon the holders of the Partnership Units any rights whatsoever as stockholders of the Parent, including, without limitation, any right to receive dividends or other distributions made to stockholders of the Parent, or to vote or to consent or receive notice as stockholders in respect to any meeting of stockholders for the election of directors of the Parent or any other matter.
Section 15.14    Limitation to Preserve REIT Status

To the extent that any amount paid or credited to the Parent or the General Partner or any of their officers, directors, employees or agents pursuant to Sections 7.4 or 7.7 would constitute gross income to the Parent for purposes of Sections 856(c)(2) or 856(c)(3) of the Code (a “General Partner Payment”) then, notwithstanding any other provision of this Agreement, the amount of such General Partner Payment for any Fiscal Year shall not exceed the lesser of:
(i)    an amount equal to the excess, if any, of (a) 4% of the Parent’s total gross income (within the meaning of Section 856(c)(3) of the Code but not including the amount of any General Partner Payments) for the Fiscal Year which is described in subsections (A) though (H) of Section 856(c)(2) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(2) of the Code) derived by the Parent from sources other than those described in subsections (A) through (H) of Section 856(c)(2) of the Code (but not including the amount of any General Partner Payments); or

Exhibit 10.1

(ii)    an amount equal to the excess, if any of (a) 24% of the Parent’s total gross income (but not including the amount of any General Partner Payments) for the Fiscal Year which is described in subsections (A) through (I) of Section 856(c)(3) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(3) of the Code but not including the amount of any General Partner Payments) derived by the Parent from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code;

provided, however, that General Partner Payments in excess of the amounts set forth in subparagraphs (i) and (ii) above may be made if the Parent, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts would not adversely affect the Parent’s ability to qualify as a REIT. To the extent General Partner Payments may not be made in a given Fiscal Year due to the foregoing limitations, such General Partner Payments shall carry over and be treated as arising in the following year; provided, however, that such amounts shall not carry over for more than five (5) Fiscal Years, and if not paid within such five (5) Fiscal Year period, shall expire; and provided further that (i) as General Partner Payments are made, such payments shall be applied first to carry over amounts outstanding, if any, and (ii) with respect to carry over amounts for more than one Fiscal Year, such payments shall be applied to the earliest Fiscal Year first.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
GENERAL PARTNER:
Education Realty OP GP, Inc.
By: Education Realty Trust, Inc., its sole stockholder

By: /s/ Randy Churchey
Name: Randy Churchey
Title: Chief Executive Officer
LIMITED PARTNERS:

By:	Education Realty OP GP, Inc.,
as Attorney-in-Fact for the Limited Partners
By: Education Realty Trust, Inc., its sole stockholder

By: /s/ Randy Churchey
Name: Randy Churchey
Title: Chief Executive Officer

Signature Page to Third Amended and Restated Agreement of Limited Partnership of
Education Realty Operating Partnership, LP

Exhibit 10.1

EXHIBIT A
FORM OF PARTNER REGISTRY

	CLASS A UNITS
Name And Address Of Partner	Partnership Units	Initial Capital Account	Percentage Interest

GENERAL PARTNER:

Education Realty OP GP, LLC

LIMITED PARTNERS:

Education Realty Limited Partner Trust

Education Realty Limited Partner, LLC

TOTAL CLASS A UNITS			100.00000%

Exhibit 10.1

CLASS B UNITS

Name And Address Of Partner	Partnership Units	Initial Capital Account	Percentage Interest

LTIP Units Designated as Class B Units		$	%
Class A Performance LTIP Units Designated as Class B Units

TOTAL CLASS B UNITS			100.000%

A-1

Exhibit 10.1

EXHIBIT B
CAPITAL ACCOUNT MAINTENANCE
1.    Capital Accounts of the Partners
A.    The Partnership shall maintain for each Partner a separate Capital Account. Unless expressly provided otherwise in this Agreement, such Capital Account shall be maintained in accordance with the rules of Regulations Section l.704-l(b)(2)(iv) to the greatest extent practicable, as determined by the General Partner in its sole and absolute discretion. Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 1.B and allocated to such Partner pursuant to this Agreement, and decreased by (x) the amount of cash or Agreed Value of property actually distributed or deemed to be distributed to such Partner pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 1.B and allocated to such Partner pursuant to this Agreement.
B.    For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners’ Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:
(1)    Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any adjustments to the adjusted bases of the assets of the Partnership pursuant to Sections 734(b) and 743(b) of the Code, provided, however, that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners’ Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section l.704-1(b)(2)(iv)(m)(4).
(2)    The computation of all items of income, gain, and deduction shall be made without regard to the fact that items described in Sections 705(a)(l)(B) or 705(a)(2)(B) of the Code are not includible in gross income or are neither currently deductible nor capitalized for U.S. federal income tax purposes.

Exhibit 10.1

(3)    Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.
(4)    In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.
(5)    In the event the Carrying Value of any Partnership asset is adjusted pursuant to Section 1.D, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.
(6)    Any items specially allocated under Section 2 of Exhibit C to the Agreement hereof shall not be taken into account.
C.    A transferee (including any Assignee) of a Partnership Unit shall succeed to the portion of the Capital Account of the transferor attributable to such Partnership Unit, as determined by the General Partner generally in accordance with Regulations Section 1.704-1(b)(2)(iv)(l).
D.    (I)    Consistent with the provisions of Regulations Section 1.704-1(b)(2)(iv)(f), and as provided in Section 1.D(2), the Carrying Values of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 1.D(2), as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to the Agreement.
(1)    Such adjustments shall be made as of the following times: (a) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; (c) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-l(b)(2)(ii)(g); (d) immediately prior to the grant of an interest in the Partnership (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Partnership;; and (e) at such other times as are permitted by applicable Regulations and as determined in the sole and absolute discretion of the General Partner; provided, however, that adjustments pursuant to clauses (a), (b), (d) and (e) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership or to comply with applicable Regulations; provided further, however, that the issuance of any Partnership Unit

Exhibit 10.1

intended to be treated as a “profits interest” for U.S. federal income tax purposes shall be deemed to require a revaluation pursuant to this Section 1.D.
(2)    In accordance with Regulations Section 1.704- l(b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.
(3)    In the event of an exercise of a “non-compensatory option” (within the meaning of Regulations Section 1.721-2(f)), the Carrying Values of all Partnership assets and the Capital Accounts of the Partners shall be adjusted in the manner provided by Regulations Section 1.704-1(b)(2)(iv)(s).
(4)    In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit B, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article XIII of the Agreement, shall be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate fair market value among the assets of the Partnership in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties.
E.    The provisions of the Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) to the greatest extent practicable, and shall be interpreted and applied in a manner consistent with such Regulations to such extent. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification without regard to Article XIV of the Agreement, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article XIII of the Agreement upon the dissolution of the Partnership (other than to a Person with respect to Partnership Units intended to qualify as “profits interests” for U.S. federal income tax purposes). The General Partner also may (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section l.704-l(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section l.704-1(b).
2.    No Interest

Exhibit 10.1

No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners’ Capital Accounts.
3.    No Withdrawal
No Partner shall be entitled to withdraw any part of its Capital Contribution or Capital Account or to receive any distribution from the Partnership, except as provided in Articles IV, V, VII and XIII of the Agreement.
Unless the context requires otherwise, references to the Agreement herein shall refer to the Agreement including any Exhibits thereof.

Exhibit 10.1

EXHIBIT C
SPECIAL ALLOCATION RULES
1.    Special Allocation Rules.
Notwithstanding any other provision of the Agreement, the following special allocations shall be made in the following order:
A.    Minimum Gain Chargeback. If there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 1.A is intended to comply with the “minimum gain chargeback” requirements in Regulations Section 1.704-2(f) and for purposes of this Section 1.A only, each Partner’s Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to the Agreement with respect to such Fiscal Year and without regard to any decrease in Partner Minimum Gain during such Fiscal Year.
B.    Partner Minimum Gain Chargeback. If there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Fiscal Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner and Limited Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 1.B is intended to comply with the “minimum gain chargeback” requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this Section 1.B, each Partner’s Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to the Agreement with respect to such Fiscal Year, other than allocations pursuant to Section 1.A.
C.    Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-l(b)(2)(ii)(d)(4), l.704-1(b)(2)(ii)(d)(5), or 1.704-l(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections 1.A and 1.B with respect to such Fiscal Year, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item

Exhibit 10.1

of Partnership income, including gross income and gain for the Fiscal Year) shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible. This Section 1.C is intended to constitute a “qualified income offset” under Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
D.    Gross Income Allocation. In the event that any Partner has an Adjusted Capital Account Deficit at the end of any Fiscal Year (after taking into account allocations to be made under the preceding paragraphs hereof with respect to such Fiscal Year), each such Partner shall be specially allocated items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Fiscal Year) in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit.
E.    Nonrecourse Deductions. Except as may otherwise be expressly provided by the General Partner pursuant to Section 4.2 of the Agreement with respect to other classes of Partnership Units, Nonrecourse Deductions for any Fiscal Year shall be allocated only to the Partners holding Class A Units and Class B Units in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership’s Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio for such Fiscal Year to the numerically closest ratio which would satisfy such requirements.
F.    Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Sections 1.704-2(b)(4) and 1.704-2(i).
G.    Adjustments Pursuant to Code Section 734 and Section 743. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-l(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.
2.    Allocations for Tax Purposes

Exhibit 10.1

A.    Except as otherwise provided in this Section 2, for U.S. federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to the Agreement.
B.    In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for U.S. federal income tax purposes among the Partners as follows:
(1)    (a)    In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners consistent with the principles of Section 704(c) of the Code to take into account the variation between the Section 704(c) Value of such property and its adjusted basis at the time of contribution (taking into account Section 2.C of this Exhibit C); and
(b)    any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to the Agreement.
(2)    (a)    In the case of an Adjusted Property, such items shall
(i)    first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Exhibit B;
(ii)    second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 2.B(1) of this Exhibit C; and
(b)    any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner its correlative item of “book” gain or loss is allocated pursuant to the Agreement.
(3)    all other items of income, gain, loss and deduction shall be allocated among the Partners in the same manner as their correlative item of “book” gain or loss is allocated pursuant to the Agreement.
C.    To the extent Regulations promulgated pursuant to Section 704(c) of the Code permit a Partnership to utilize alternative methods to eliminate the disparities between the Carrying Value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners.
Unless the context requires otherwise, references to the Agreement herein shall refer to the Agreement including any Exhibits thereof.

Exhibit 10.1

EXHIBIT D
NOTICE OF REDEMPTION
The undersigned hereby irrevocably (i) redeems Partnership Units in Education Realty Operating Partnership, LP (the “Partnership”) in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, and the Redemption Right referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein and (iii) directs that the Cash Amount or Shares Amount (as determined by the General Partner) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if Shares are to be delivered, such Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights of or interests of any other person or entity, (b) has the full right, power and authority to redeem and surrender such Partnership Units as provided herein and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and surrender. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended and Restated Agreement of Limited Partnership of the Partnership.
Dated: __________________________    Name of Limited Partner:

(Signature of Limited Partner)

(Street Address)

(City)           (State)             (Zip Code)
Signature Guaranteed by:

IF SHARES ARE TO BE ISSUED, ISSUE TO:

D-1

Exhibit 10.1

Name:
Social Security or tax identifying number:

D-2

Exhibit 10.1

EXHIBIT E
FORM OF DRO REGISTRY

DRO AMOUNT
PART I DRO PARTNERS

PART II DRO PARTNERS

E-1

Exhibit 10.1

EXHIBIT F
NOTICE OF ELECTION BY PARTNER TO CONVERT
LTIP UNITS INTO CLASS A UNITS
The undersigned holder of LTIP Units hereby irrevocably (i) elects to convert LTIP Units in Education Realty Operating Partnership, LP (the “Partnership”) into Class A Units in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended; and (ii) directs that any cash in lieu of Class A Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent to or approval of all persons or entities, if any, having the right to consent or approve such conversion. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended and Restated Agreement of Limited Partnership of the Partnership.
Dated: __________________________    Name of Limited Partner:

(Signature of Limited Partner)

(Street Address)

(City)           (State)             (Zip Code)
Signature Guaranteed by:

F-1

Exhibit 10.1

EXHIBIT G
NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF
LTIP UNITS INTO CLASS A UNITS
Education Realty Operating Partnership, LP (the “Partnership”) hereby irrevocably elects to cause the number of LTIP Units held by the holder of LTIP Units set forth below to be converted into Class A Units in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.
Name of Holder:
Date of this Notice:
Number of LTIP Units to be Converted:
Please Print: Exact Name as Registered with Partnership

G-1